Exhibit 10.33

CONFIDENTIAL TREATMENT REQUESTED

The asterisked (“**”) portions of this document have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request of confidential treatment.

INTERNATIONAL TELECOMMUNICATIONS SATELLITE
ORGANIZATION “INTELSAT”
3400 INTERNATIONAL DRIVE, N.W.
WASHINGTON, D.C. 20008-3098

CONTRACT INTEL-2392

BETWEEN

INTERNATIONAL TELECOMMUNICATIONS SATELLITE
ORGANIZATION (INTELSAT)

and

CSIR
Hartebeesthoek, Gauteng,
South Africa

for

Monitoring Services and the Necessary Facilities for the INTELSAT 66° Satellite

Date: 22 November 1999

     The Contract is entered into this 22nd day of November, 1999, by and between CSIR (hereinafter referred to as the “Contractor”), a corporation, organized and existing under the laws of South Africa, with offices and its principal place of business located at Hartebeesthoek, Gauteng, South Africa, and the International Telecommunications Satellite Organization “INTELSAT” (hereinafter referred to as “INTELSAT”), an international organization established by the Agreement Relating to the International Telecommunications Satellite Organization “INTELSAT” (hereinafter referred to as the “Agreement”) and the Operating Agreement relating thereto (hereinafter referred to as the “Operating Agreement”), done at Washington, D.C. on 20 August 1971, with offices located in Washington, D.C., U.S.A.

Definitions:

1.	INTELSAT furnished equipment shall include all equipment provided by INTELSAT as part of this Contract, as well as all equipment procured by CSIR for INTELSAT, under this contract in support of the INTELSAT service.

2.	RSAN Services: Directing the CSIR’s Ku-band antenna at the INTELSAT satellite at 66°E, receiving the RF signal from this satellite and feeding this into the INTELSAT inter-facility link

ARTICLE 1. Scope of Work

     The Contractor shall provide the necessary facilities and perform the required services (hereinafter referred in the aggregate as “the Work”) in accordance with the provisions of this Contract, including Exhibit A, Statement of Work, which is attached hereto and made a part hereof.

ARTICLE 2. Effective Date of Contract and the Period of Performance

A. This agreement will commence on the date of last signature thereof (“the effective date”) and will terminate upon expiration of a period of five (5) years from the Service Commencement Date (SCD) (as defined in Section IX of Exhibit A), provided no options have been exercised by INTELSAT as envisaged in Article 2B below, and/or no other agreement has been reached between the parties, as evidenced in writing.

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B. INTELSAT may at its sole option extend the period of performance for additional periods of up to a maximum of five (5) years. Such options shall be exercised by INTELSAT one (1) year before the expiration of the existing or any extended period of performance.

ARTICLE 3. Charges

A.	The total not-to-exceed price, including recurring and non-recurring charges, for all work required pursuant to this Contract is ********. The non-recurring charges are ********. The recurring charges shall not exceed ********. The recurring charges, beginning at the Service Commencement Date (SCD) for a period of five (5) years, consists of an annual maintenance charge as well as an hourly rate when service is used, and are as follows:

Recurring Charges
Contract Years	Annual Maintenance	Hourly Basis

Year 1 of Operation	********	********
Year 2 of Operation	********	*******
Year 3 of Operation	********	********
Year 4 of Operation	********	********
Year 5 of Operation	********	********

Recurring Charges
Option Years	Annual Maintenance	Hourly Basis

Year 6 of Operation	********	********
Year 7 of Operation	********	********
Year 8 of Operation	********	********
Year 9 of Operation	********	********
Year 10 of Operation	********	********

B. ********

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ARTICLE 4. Deliverable items

     Items to be delivered hereunder shall include all items to be provided to INTELSAT pursuant to Exhibit A. All deliverable items shall become and remain the property of INTELSAT on completion of the system acceptance tests

ARTICLE 5. Payment

A.	The recurring charges set forth in paragraph A of Article 3 shall be paid to the Contractor in quarterly installments, starting at the SCD, within thirty (30) days after receipt by INTELSAT of an invoice from the Contractor for full satisfactory performance of the Work to which the charges relate.

B.	For full, satisfactory performance of the non-recurring charges set forth in paragraph A of Article 3, the following charges shall be paid to the Contractor as described below:

1.	Upon placement of the order by the Contractor for the fiber optic equipment, the Contractor shall be entitled to payment of ********. The Contractor shall include verification of the order placement with the invoice submitted to INTELSAT.

2.	Upon delivery of and acceptance by INTELSAT of the Interface Control Document (ICD), the Acceptance Test Plan and the Ku-Band Antenna System Performance Report, the Contractor shall be entitled to payment of ********.

3.	Upon Contractor’s acceptance of the delivery of the fiber optic cable, the Contractor shall be entitled to payment of ********.

4.	Upon delivery of and acceptance by INTELSAT of the Integrated Inter-Facility Link Equipment Report, the Contractor shall be entitled to payment of ********.

5.	Upon delivery of and acceptance by INTELSAT of the Acceptance Test Report, the Contractor shall be entitled to payment of ********.

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6.	Upon delivery of and acceptance by INTELSAT of the Operational Procedures Document, the Contractor shall be entitled to payment of **************************.

Charges shall be paid within thirty (30) days after receipt by INTELSAT of an invoice from the Contractor.

C.	Payment of additional amounts as provided for under paragraph B of Article 3 shall be made within thirty (30) days of receipt by INTELSAT of an invoice from the Contractor supported by a certified break-down and copies of documents evidencing the expenditure involved. Such invoices shall be submitted to INTELSAT on a quarterly basis beginning three (3) months after the Effective Date of Contact (EDC) and shall cover all charges incurred during the immediately preceding three-month period.

D.	INTELSAT may suspend or reduce payments under this Contract upon written notice to the Contractor, if, and for such period of time, as the Contractor has failed to perform any of its obligations in a timely manner or to comply with any provision of the Contract except, however, where such failure or non-compliance is directly and solely caused by a failure of INTELSAT to perform any of its obligations in a timely fashion in accordance with the requirements of this Contract. In order to exercise this provision, INTELSAT must provide the Contractor with no less than fourteen (14) days written notice of its intent to suspend or reduce payments, and the reasons for which it has based its decision to do so, and the Contractor must have failed (i) to perform the specified obligations within the time specified herein; (ii) to comply with any of the provisions of this Contract; or (iii) to make progress so as to ensure performance of or compliance with this Contract in accordance with its terms, and such failure is not cured within ten (10) days from the date of such notice.

ARTICLE 6. Notice of Test Schedule

     Contractor shall provide INTELSAT with advance notice of the time, date and location of all testing required pursuant to Exhibit A.

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ARTICLE 7. Notice of Non-Conformance

     Should INTELSAT, prior to expiration or termination of this Contract, notify Contractor in writing that any Work is not in conformance with the requirements of this Contract, Contractor shall promptly remedy such nonconformance. Any Work found to be non-conforming during or after testing required under this Contract shall, at INTELSAT’s request and without charge to INTELSAT, be promptly retested by Contractor after Contractor has remedied such nonconformance.

ARTICLE 8. Access to and Operation of the Station

     INTELSAT shall be allowed such access to the Contractor’s facilities as may be necessary to give full effect to this agreement. INTELSAT shall provide reasonable notice to the Contractor of its intention to obtain such access.

ARTICLE 9. Agreement to Indemnify, Hold Harmless and Defend

     Each party shall indemnify and hold the other party harmless from any and all loss, damage, liability or expense, resulting from damage to all property and injuries, including death, to all persons (natural or juridical), arising from any occurrence caused by an act or omission committed by itself, and at its sole expense defend any claims, actions, suits and proceeding, whether in law or equity, brought against the other party, on account thereof, and shall pay all expenses, including reasonable attorney’s fees, and satisfy all judgements which may be incurred by or rendered against the other party in connection therewith, provided the indemnifying party is given prompt notice of any such claim, action, suit or proceeding and provided the indemnifying party is given, at the indemnifying party’s written request and sole expense, such assistance and information as may be reasonably provided by the other party.

ARTICLE 10. Approval of Required Testing

     Promptly after Contractor’s completion of all required testing and INTELSAT’s receipt of the test report required pursuant to Exhibit A, INTELSAT shall either notify the Contractor in writing (i) of the approval of the test report, or (ii) of those particulars which are unacceptable. Remedy of any particulars shall be accomplished by the Contractor at its own expense, promptly upon receipt of notice thereof and a revise test report resubmitted for INTELSAT’s approval.

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ARTICLE 11. Termination for Convenience

A.	INTELSAT may, prior to Contractor’s completion of all Work, by written notice issued by INTELSAT’s authorized representative, terminate this Contract in whole, or in part, for its convenience, whereupon the Contractor shall cease Work in accordance with the terms of said notice.

B.	Contractor shall promptly submit to INTELSAT a detailed written statement of Contractor’s total direct and indirect cost incurred in the performance of Work and total direct and indirect cost resulting from such terminations determined in accordance with Contractor’s standard accounting practices and verified to INTELSAT by contractor’s independent Certified Public Accountants (hereinafter referred to as “Total Verified Termination Cost”).

C.	Termination charges shall be negotiated by INTELSAT and Contractor based upon the Total Verified Termination Cost.

(1)	In no event shall termination charges exceed the lesser of ******** of the ********, or (ii) the ********.

(2)	Termination charges, as negotiated, less (i) amounts previously paid by INTELSAT pursuant to this Contract, and (ii) amounts representing termination charges attributable to Contractor facilities which Contractor or any of its subcontractors elects to retain, shall be paid by INTELSAT within sixty (60) days after receipt of Contractor’s invoice therefor.

ARTICLE 12. Changes

A.	INTELSAT may, from time to time, after mutual agreement with the Contractor, during the period of this Contract, by written change order issued by INTELSAT’s authorized representative, direct the Contractor to make changes within the general scope of the Work including but not limited to (i) the test requirements, (ii) services to be performed, (iii) the Contractor facilities, and/or (iv) the Service Commencement Date (SCD), or require the omission of portions of Work.

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B.	If any such change order causes an increase or decrease in Contractor’s cost or in the time required to complete all or any portions of the Work, an equitable adjustment shall be made in the price, schedule (including if appropriate an adjustment in the SCD), or both, and this Contract shall be modified in writing accordingly. Any claim by Contractor for adjustment under this paragraph 12.B shall be deemed waived unless asserted in writing within thirty (30) days from the date of receipt by Contractor of the change order. The amount of the claim together with information sufficient to support the claim shall be submitted, in writing, within sixty (60) days from the date of assertion of the claim. If the cost of supplies or materials made obsolete or excess as a result of a change is included in Contractor’s claim for adjustment, INTELSAT shall have the right to prescribe the manner of disposition of such supplies or materials. Nothing in this Article shall excuse Contractor from promptly proceeding with the Contract as changed.

C.	Except as provided in paragraphs A and B above, or otherwise agreed in writing by Contractor and INTELSAT, no changes to the Contractor facilities shall be made which will in any way adversely affect the performance of Work.

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ARTICLE 13. Indemnification for Taxes and Duties

     The Contractor shall indemnify and hold INTELSAT and its Signatories harmless from any and all taxes, customs, and duties which may be required under any present or future laws and which are levied against equipment procured for INTELSAT for the inter-facility link prior to commencement of RSAN services and for the duration of one (1) year after commencement of RSAN services pursuant to this Contract. (Article 3B refers)

ARTICLE 14. Force Majeure

     The parties shall not be liable to perform any obligations under this agreement in the event and to the extent that such failure is caused by force majeure.

     For the purpose of this agreement, force majeure shall mean any circumstances beyond the reasonable control of the party giving notice of force majeure and, without prejudice to the generality of the foregoing, shall include, if beyond such reasonable control, war, (whether declared or not), revolution, invasion, insurrection, riot, civil commotion, mob violence, sabotage, blockade, sanctions, embargo, boycott, military or usurped power, fire, explosion, theft, storm, flood, drought, wind, lightning or other adverse weather conditions, epidemic,, quarantine, accident, breakdown of machinery or facilities, strike or labor difficulties.

     The party affected by an event of force majeure shall give notice to the other Parties immediately on the occurrence of such event which causes or is likely to cause any failure to perform any obligation hereunder. If the event of force majeure is of such a nature that it will not result in impossibility of performance of the obligation in question but merely delay the performance thereof, then the party giving notice of such event of force majeure shall be entitled to such extension of time in which to perform such obligation as may be reasonable in the circumstances taking into account the interests of all parties.

ARTICLE 15. Termination for Cause

A.	By no less than 14 days advance written notice issued by its authorized representative, either party may terminate this Contract, in whole or in part, if the other party fails (i) to perform the Work required of such party within the time specified herein; (ii) to comply with any of the provisions of this Contract; or (iii) to make progress so as to ensure its performance of this Contract in accordance

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with its terms, and such failure is not cured within ten (10) days from the date of such notice.

B.	If, after termination under the provisions of this Article, it is determined for any reason that Contract was terminated without cause under the provisions of this Article, or that the delay or interruption causing such termination was excusable under the provisions of Article 14, Excusable Delays, the rights and obligations of the Parties shall be the same as if termination had been effected pursuant to Article 11, Termination for Convenience.

ARTICLE 16. Arbitration

     Any dispute or disagreement arising between the Contractor and INTELSAT in connection with this Contract, which is not settled within thirty (30) days (or such longer period as may be mutually agreed upon) from the date that either Party notifies the other in writing that such dispute or disagreement exists, shall be settled under the Rules of Conciliation and Arbitration of the International Chamber of Commerce, in effect on the date that such notice is given, by three arbitrators appointed in accordance with the Rules. The arbitration proceedings shall be conducted in Washington, D.C, U.S.A. The arbitration resolution shall be final and binding upon the Parties and judgment may be entered thereon, upon the application of either Party, by any court having jurisdiction. Each Party shall bear the cost of preparing and presenting its case; and the cost of arbitrations, including the fees and expenses of the arbitrators, will be shared equally by the Parties unless the resolution otherwise provides.

ARTICLE 17. Compliance with Applicable Laws and Regulations

     The undertakings and obligations herein made are subject to (i) the issuance and continuance of all necessary governmental licenses and approvals, and (ii) all applicable laws, rules and regulations. Each Party shall use its best efforts to obtain on a timely basis all such licenses and approvals and to comply with all applicable laws, rules and regulations.

ARTICLE 18. Assignment Neither this Contract nor any of the rights, duties, or obligations of the Contractor may be assigned or delegated by the Contractor without the prior written consent of INTELSAT. Any attempted assignment or delegation, without such consent, shall be void and without effect.

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ARTICLE 19. Public Release of Information

     Within a reasonable time prior to the release of news releases, articles, brochures, advertisements, prepared speeches, and other information releases concerning the Work performed or to be performed hereunder by Contractor or any subcontractor, Contractor shall seek the approval of INTELSAT concerning the content and timing of such release, and no such release shall be made until INTELSAT’s written approval has been obtained. Such approval shall not be unreasonably withheld.

ARTICLE 20. INTELSAT Furnished Equipment (IFE)

     The Parties agree, with respect to all IFE (including spares and related information) furnished by INTELSAT under this Contract:

A.	That IFE will be shipped by INTELSAT prepaid to the port of entry, Johannesburg, South Africa. Contractor shall take possession and control of the IFE FOB port of entry. Except as INTELSAT may otherwise specify in writing, the Contractor shall be the Importer of Record for such equipment and shall be responsible for all arrangements for onward shipment to the Facility, including customs clearance, transportation and transit insurance on such onward shipment.

B.	That the Contractor shall be responsible for the operation, maintenance and repair of IFE.

C.	That title to such IFE shall remain exclusively in INTELSAT.

D.	To assume all risk of loss or damage, reasonable wear and tear excepted, to such IFE while in Contractor’s or any subcontractor’s possession or control.

E.	That the Contractor shall be responsible for payment of all taxes, customs and duties levied against the IFE imported into the country for use in connection with this Contract, and to comply with all requirements of said laws, including making payment of any interest or penalties related to or arising from such taxes, customs and duties during the period of time from the effective date of this Contract to the passage of one (1) year after the commencement of RSAN services pursuant to

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this Contract, with INTELSAT assuming such responsibility after such period of time has been completed.

F.	To ensure that such IFE is used solely in the performance of the Contract.

G.	To ensure that no lien, encumbrance, pledge or other interest whatsoever attaches to such IFE as a result of Contractor’s or any subcontractor’s acts or omissions.

H.	Upon completion of all Work or termination of this Contract, to return such IFE to INTELSAT at a place designated by INTELSAT and at INTELSAT’s cost.

I.	That all import restrictions or delays are, to the best of the Contractor’s ability, to be eliminated for IFE. Problems with IFE shipments are to be resolved by the Contractor or its agents when the shipments are arranged by the Contractor.

J.	That in no event will INTELSAT be liable for special, indirect or consequential damages, or any damage whatsoever to property, related to or arising from the use of such IFE by CSIR.

K.	Any delay by INTELSAT in the furnishing of such IFE shall not excuse the Contractor for its failure to fulfill any of its obligations under this Contract except to the extent such failure is solely attributable to such delay.

ARTICLE 21. Confidentiality

     Except as INTELSAT’s authorized representative may otherwise consent in writing, Contractor shall not disclose at any time to any third party, any information which may be disclosed to the Contractor by INTELSAT or any of its officers, agents, servants, employees, other contractors or subcontractors in connection with this Contract. The foregoing obligation shall not be applicable to such information which the contractor can establish was already in or comes into Contractor’s lawful possession independent of disclosure in connection with this Contract.

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ARTICLE 22. Correspondence

     All notices, reports, and other correspondence, except invoices, shall be addressed as follows:

     If to INTELSAT:

International Telecommunications Satellite Organization (INTELSAT) 3400 International Drive, N. W. Washington, D. C. 20008-3098

Attn: Contracts Department Box No. 25

     If to Contractor:

CSIR Meiring Naude Road Scienta, Pretoria 0002 South Africa

     All invoices shall be addressed as follows:

International Telecommunications Satellite Organization (INTELSAT) 3400 International Drive, N. W. Washington, D. C. 20008-3098

Attn: Accounts Payable Box 14B

ARTICLE 23. Reporting of Payments

A.	The Contractor agrees to provide to INTELSAT any and all information concerning any form of inducement or payment, with a value exceeding ******** (“gratuity”) which is given, directly or indirectly, at any time, by or on behalf of the Contractor to any INTELSAT Official in connection with this Contract. If the value of this Contract exceeds********, the Contractor shall also cause its firm of independent certified public accountants to certify to the internal auditor of INTELSAT annually that all such information known to such firm has been so provided.

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B.	If INTELSAT determines that any such gratuity has been given for the purpose of obtaining this Contract or favorable treatment under this Contract, INTELSAT shall be entitled to treat the giving of such gratuity as a material breach of this Contract, and to terminate this Contract for cause and to receive from the Contractor, punitive damages in addition to any other damages.

C.	The rights and remedies of INTELSAT under this Article are in addition to any other rights and remedies provided by law or under this Contract.

D.	For the purposes of this Article, “INTELSAT Official” includes any officer, agent, servant or employee of INTELSAT, its Signatories, or its Parties, and any person accredited to attend meetings of INTELSAT organs.

ARTICLE 24. Year 2000 Compliance

     Contractor represents and warrants that all Deliverable Items, including goods and/or services required under this Contract, delivered pursuant to, generated under or associated with this Contract shall be Year 2000 compliant for the life of the item. Year 2000 Compliance shall be defined as the ability to accurately generate, display, store, retrieve, and process an 8-digit “day-month-year” date (4-digit year) data (including, but not limited to, calculating, comparing and sequencing) from, into, and between the twentieth and twenty-first centuries, including leap year calculations. Year 2000 Compliance shall apply, but not be limited to computer operating systems, software application programs, databases, interface systems and devices, reports, hardware systems, firmware, and any date-dependent electronic devices incorporated in or utilized by the Deliverable Item(s) herein.

     Promptly after receipt of written notification from INTELSAT that the Deliverable Item(s) under this Contract is not Year 2000 compliant, and in accordance with INTELSAT’s written instructions, Contractor shall correct, repair or replace, at INTELSAT’s sole option and at Contractors’ sole expense, the non-conformance so as to comply with the above warranty. The rights and remedies of INTELSAT provided in this Article are in addition to any other rights and remedies available at law or at equity or under this Contract.

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     Notwithstanding anything to the contrary in this Contract, this Article and the warranty provided herein is in addition to the Warranty provisions contained in this Contract and shall survive termination or expiration of this Contract.

ARTICLE 25. General

     This Contract shall be governed by the laws of the District of Columbia, U.S.A.

A.	No failure or delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege preclude any other or further exercise thereof, or the exercise of any other right, power or privilege. The rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which the parties would otherwise have.

B.	No indulgence, leniency or extension of time which any party (‘the grantor’) may grant or show to the other/s shall in any way prejudice the grantor or preclude the grantor from exercising any of its rights in the future.

C.	The headings appearing in this agreement have been used for reference purposes only and shall not affect the interpretation of this agreement.

D.	If any clause or term of this agreement should be invalid, unenforceable or illegal, then the remaining terms and provisions of this agreement shall be deemed to be severable therefrom and shall continue in full force and effect unless such invalidity, unenforceability or illegality goes to the root of this agreement.

E.	All parties shall pay their own costs relating to the preparation and settlement of this agreement.

F.	This agreement shall be for the personal benefit of each of the parties and may not be assigned in whole or in part by any party without the prior consent of the other parties, except that a party’s interest shall be assignable without the consent of the others in pursuance of any merger, consolidation or reorganization or voluntary sale or transfer of all or substantially all the assigning party’s assets where the merged, consolidated or reorganized corporation or entity resulting therefrom or

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the transferee of such sale or transfer has the authority and power effectively to perform that party’s obligations to the other under this agreement.

     The following provisions shall survive the expiration or termination of this Contract:

A.	Article 9, Agreement to Indemnify, Hold Harmless and Defend

B.	Article 13, Indemnification for Taxes and Duties

C.	Article 16, Arbitration

D.	Article 18, Assignment

E.	Article 19, Public Release of Information

F.	Article 20, INTELSAT Furnished Equipment (IFE)

G.	Article 21, Confidentiality

H.	Article 23, Reporting of Payments

I.	Article 24, Year 2000 Compliance

J.	Article 25, General

K.	Article 26, Entire Agreement

ARTICLE 26. Entire Agreement

     This Contract (1) consists of this document and Exhibit A, (2) constitutes the entire agreement of the Parties with respect to the subject matter hereof, and (3) supersedes all prior correspondence, representations, proposals, negotiations, understandings, and agreements of the Parties, oral or written, with respect to the subject matter hereof. No addition to, deletion of, or deviation from the provisions of this Contract shall be binding against INTELSAT unless in writing and signed by an INTELSAT authorized representative or against Contractor unless in writing and signed by an authorized representative of Contractor. To the extent of any inconsistency in the provisions of this Contract, the following order of precedence shall apply:

(i)	This document

(ii)	Exhibit A

     Each party acknowledges that it has read, understands and agrees to be bound by the provisions of this Contract.

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     IN WITNESS WHEREOF, the Parties have, as their free acts and deeds, caused this Contract to be executed by their respective duly authorized representative.

	CSIR		International Telecommunications
Satellite Organization
	(“Contractor”)		(“INTELSAT”)

By:	s/s Renier Baltt	By:	s/s Donald L. Bridwell

	(Signed)		(Signed)

	Renier Balt		Donald L. Bridwell

	(Typed)		(Typed)

Title:	Program Manager	Title:	Director of Procurement

Date:	17 November 2003	Date:	22 November 2003

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Exhibit A to INTEL-2392

STATEMENT OF WORK

FOR

MONITORING SERVICES AND THE NECESSARY FACILITY DEVELOPMENT IN
SUPPORT OF THESE SERVICES

Establishment, Operation and Maintenance at CSIR, S.A Facilities

Exhibit A to INTEL-2392

TABLE OF CONTENTS

I. SYSTEM DESCRIPTION	1
II. SCOPE OF WORK	1
III. CUSTOMER FURNISHED EQUIPMENT (CFE)	2
IV. DELIVERABLES	2
V. DETAILED SPECIFICATIONS	3
A. GENERAL	3
B. ELECTRICAL INTERFACE SPECIFICATIONS FOR KU BAND SYSTEM	3
C. ELECTRICAL INTERFACE SPECIFICATIONS FOR C BAND SYSTEM	4
D. ELECTRICAL INTERFACE SPECIFICATIONS FOR RSAN SYSTEM	4
E. SYSTEM VERIFICATION TEST OF KU BAND ANTENNA	4
VI. OPERATION AND MAINTENANCE	5
VII. SYSTEM AVAILABILITY	6
VIII. ANTENNA AVAILABILITY	7
IX. SERVICE COMMENCEMENT DATE	7
X. PERIOD OF PERFORMANCE	7

Exhibit A to INTEL-2392

I.     SYSTEM DESCRIPTION

     This Statement of Work (SOW) defines the requirements for an INTELSAT owned Remote Spectrum Analyzer Network (RSAN) carrier monitoring system accessing the receive outputs of one Ku band antenna located at CSIR, S.A facility and one C band antenna, owned by INTELSAT, located at the Telkom Earth Station, South Africa. The Ku band antenna will be used to monitor the spot 3 beam on the 66° satellite.

II.     SCOPE OF WORK

A.	The scope of this SOW is to obtain RSAN monitoring capabilities on the downlink beams of the steerable Ku band antenna located at CSIR facility in South Africa and the INTELSAT C band antenna located at Telkom facility, South Africa. It should be noted that the C band system is already connected to the RSAN system, but requires a new inter-facility link to the spectrum analyzer in the Telkom control room. The Ku band antenna will be used to monitor the spot 3 beam on the 66° satellite.

B.	In addition to providing the actual Ku band RF reception service, the contractor shall perform the following tasks to provide connectivity between RSAN equipment currently installed at the Telkom, S.A facility at Pretoria and the CSIR antenna:

•	Lay a fiber optic cable from the CSIR Ku band antenna feed to the control room of the Telkom, S.A facility at Hartebeeshoek, Pretoria. All the hardware associated with this task is to be procured by the vendor.

•	Lay a fiber optic cable from the shelter of the INTELSAT antenna to the control room of the Telkom, S.A facility at Hartebeeshoek, Pretoria. All the hardware associated with this task is to be procured by the vendor.

C.	Contractor shall provide:

1.	All deliverables as defined in Section IV of this SOW.

2.	Integration services of the necessary RF inter-connect equipment into Contractor provided, INTELSAT and Telkom facilities (one-time integration) and disassembly services of the same equipment at the

Exhibit A to INTEL-2392

Contractor’s Ku band facilities on conclusion of the contract. The latter excludes removal of any cabling between the contractor’s site and the Telkom earth station.

D.	The CSIR Ku band antenna connected to the RSAN system shall comply with the relevant INTELSAT IESS documents. The Contractor Ku band antenna facilities are expected to provide a yearly availability of 99.5%, minimum with a downtime not exceeding 4 hours per month. This excludes use of the antenna for other contractor functions and for preventative maintenance activities. Contractor to estimate the amount of time in a year that the antenna will not be available for use by INTELSAT.

III. Customer Furnished Equipment (CFE)

The following equipment shall be provided by INTELSAT as CFE:

•	***

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On completion of the installation and testing phase, all equipment procured by the CSIR for the interconnection of the facilities will be transferred to INTELSAT’s asset register and wholly owned by INTELSAT.

IV.     DELIVERABLES

     Contractor shall provide:

1.	All on-site integration support and installation hardware to connect the INTELSAT RSAN equipment of the Telkom, S.A facility at Pretoria to the CSIR antenna and the INTELSAT C band antenna This connection shall be for receive only RF on both C and Ku bands.

2.	Test plan and test results of System Verification tests within 30 days after integration and installation of the fiber optic link equipment (reference paragraph V.E 1-3 “System Verification Tests”).

Exhibit A to INTEL-2392

3.	Two weeks after EDC the contractor shall provide the following documentation:

	a.	Name, telephone, FAX number and email address of person(s) responsible who would be the contact person for the RSAN system.

	b.	A marked up existing site configuration drawing showing location and interconnection of RSAN equipment with earth station systems.

	c.	Interface point in the Telkom S.A site that terminates at or adjacent to the INTELSAT provided equipment as defined in section III.

V.     DETAILED SPECIFICATIONS

A.     GENERAL

The hardware necessary to integrate INTELSAT furnished equipment into the earth station receiving chain shall meet the electrical, mechanical and environmental specifications as provided in Paragraphs B and C, respectively, and conform to the local regulations.

B.     ELECTRICAL INTERFACE SPECIFICATIONS FOR KU BAND SYSTEM

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Exhibit A to INTEL-2392

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C. ELECTRICAL INTERFACE SPECIFICATIONS FOR C BAND SYSTEM

(We need to know the following to enable us to design the fibre system correctly) ***

Connector type:	Precision N Female (INTELSAT Furnished Equipment),
Precision N Female (Contractor Furnished Equipment)

D. ELECTRICAL INTERFACE SPECIFICATIONS FOR RSAN SYSTEM

Exhibit A to INTEL-2392

(We need to know the following to enable us to design the fibre system correctly)****

Connector type:	Precision N Female (INTELSAT Furnished Equipment),
Precision N Female (Contractor Furnished Equipment)

Impedance:	50 A

E.     SYSTEM VERIFICATION TESTS OF KU BAND ANTENNA

Contractor shall perform the following tests or provide results from previous tests, as a minimum:

1.	Stability & Gain/Frequency Response: Tests shall be performed to verify the requirements specified in Paragraphs B.3, and B.6 of this section. The tests shall be performed by using calibrated injected signals at low, mid and high bands of the LNA and gain stability test is to be for a minimum of 12 hours. The contractor shall perform these tests and provide the following test results with the proposal:

Frequency Vs Gain plots, Frequency Vs gain tables, Gain Stability plots.

2.	Input Level: Tests shall be performed to verify the requirement specified in Paragraph B.9 of this section. Measurement must use a HP8563E Spectrum Analyzer with a test setup of 10 KHz resolution bandwidth and 10dB attenuation. Measurements are to be made at the input to the RF switch (since the fibre link and any amplifiers will affect the noise levels)

3.	Input VSWR: Tests shall be performed to verify the requirement as specified in Paragraph B.10 of this section.

VI.     OPERATION AND MAINTENANCE

1.	Contractor shall assure proper operation of INTELSAT-furnished equipment as specified in this Statement of Work.

2.	In case of INTELSAT-furnished equipment (which equipment?) failure, Contractor shall promptly notify INTELSAT Operations Center (IOC) as soon as the fault is detected. INTELSAT and Contractor are to determine mutually whether Contractor will arrange for repair of the faulty equipment locally or await replacement from

Exhibit A to
INTEL-2392

INTELSAT. INTELSAT will reimburse Contractor the actual and reasonable cost of packaging and transportation associated with INTELSAT-furnished equipment.

3.	Contractor shall prepare, package, and return the INTELSAT furnished equipment to INTELSAT within 30 days of expiration or termination of the Contract. INTELSAT will reimburse Contractor the actual costs of returning the equipment to INTELSAT.

4.	Contractor shall make arrangements to have staff available at their facility 24 hours a day to provide operational support in moving the antenna to the specified spacecraft as requested by the operators from the INTELSAT Operations Center (IOC). INTELSAT will provide the 11 element satellite ephemeris data on a weekly basis or whenever there is an update.

5.	CSIR shall maintain the fibre optic systems both at the C band, Ku band and Telkom control room sites.

6.	LRU replacement of failed components of the interconnect equipment shall be performed during CSIR office hours (06h30 to 14h30 UTC)

7.	Contractor to ensure that the necessary spares are kept on site to ensure a Mean Time To Repair of less than 15 hours in all cases. This excludes physical damage to the fibre cable. In such cases, repair of the cable is expected to take between three and five days.

VII. SYSTEM AVAILABILITY

1.	Contractor provided facilities (earth terminal and RF communications links) are expected to have an overall yearly monitoring availability of ***, minimum with a downtime not exceeding 4 hours per month. This excludes antenna unavailability periods as described in section II.D.

2.	Contractor shall not be responsible for system downtime caused by:

(i)	Non -availability or malfunction of INTELSAT satellite.

(ii)	Non-availability or malfunction of INTELSAT furnished equipment.

Exhibit A to
INTEL-2392

(iii)	Turn-off by Contractor of any INTELSAT furnished equipment upon detection of any hazardous condition in the host station.

(iv)	Non-availability due to downtime required to install any INTELSAT directed change or modification.

VIII. ANTENNA AVAILABILITY

1.	CSIR shall inform INTELSAT of the planned usage of the Ku band antenna on a monthly basis.

2.	INTELSAT shall notify CSIR via telephone when requiring services from the Ku band antenna. CSIR shall provide this service within 5 minutes of receiving such a notification, including moving the antenna to point at the required spacecraft. CSIR is available to respond 24 hours a day.

3.	INTELSAT shall notify CSIR via telephone when services can be terminated and to indicate when next service will be required, if such information is available. CSIR shall then return the antenna to the stow position and power down sub-systems.

4.	CSIR to keep a log of antenna usage by INTELSAT and produce a report of such usage once a month.

IX. SERVICE COMMENCEMENT DATE

The Service Commencement Date (SCD) shall be within five months after the award of contract.

X. PERIOD OF PERFORMANCE

The period of performance shall be five years commencing with the SCD.

INTERNATIONAL TELECOMMUNICATIONS SATELLITE
ORGANIZATION “INTELSAT”
3400 International Drive, N.W.
Washington, D.C. 20008-3098

                        Amendment No. 1 to
                                         CONTRACT No. INTEL-2392

BETWEEN

INTERNATIONAL TELECOMMUNICATIONS SATELLITE
ORGANIZATION (INTELSAT)

and

CSIR

Hartebeesthoek, Guateng,

South Africa

for

Monitoring Services and the Necessary Facilities for the INTELSAT 66° Satellite

Date: 20 September 2000

     This Amendment No. 1 is entered into this 20 day of September, 2000 by and between CSIR (hereinafter referred to as “Contractor”), a corporation organized and existing under the laws of South Africa with offices and its principal place of business located at Hartebeesthoek, Guateng, South Africa and the International Telecommunications Satellite Organization (hereinafter referred to as “INTELSAT”), an international organization established by the Agreement Relating to the International Telecommunications Satellite Organization “INTELSAT” (hereinafter referred to as the “Agreement”) and the Operating Agreement relating thereto, (hereinafter referred to as the “Operating Agreement”), done at Washington, D.C. on 20 August 1971, with offices located in Washington, D.C., U.S.A.

WITNESSETH THAT:

     WHEREAS, the Parties entered into Contract INTEL-2392, dated 22 November 1999 (hereinafter referred to as the “Contract”); and

     WHEREAS, INTELSAT wishes to declare a Service Commencement Date (SCD) of 1 June 2000.

     WHEREAS, the Parties have agreed to modify Article 18 Assignment to a new Article called Assignment and Novation;

     WHEREAS, the Parties have agreed to incorporate a new Article 25. Waiver as to Claims Against INTELSAT Signatories or Parties to the agreement and renumber Article 25. General to Article 26 and renumber Article 26. Entire Agreement to Article 27;

     NOW THEREFORE, the Parties agree that Contract INTEL-2392 is hereby amended as follows:

1.     In Article 2. Effective Date of Contract and the Period of Performance, delete Paragraph A. in its entirety and replace with the following:

Amendment No. 1 to
INTEL-2392

“A. This agreement will commence on 22 November 1999 (the Effective Date of Contract) and will terminate upon expiration of a period of five (5) years from the Service Commencement Date (SCD) of 1 June 2000, namely 31 May 2005; provided no options have been exercised by INTELSAT as envisaged in Article 2B. below, and/or no other agreement has been reached between the parties, as evidence in writing.”

2.	In Article 18. Assignment, by the deletion of the Article in its entirety and substitution therefor of the following new Article:

“18. Assignment and Novation

Neither this Contract nor any of the rights, duties and obligations of the Contractor under this Contract may be assigned, delegated or otherwise transferred without the prior written consent of INTELSAT. Any attempted assignment or delegation, without such consent shall be void and without effect. INTELSAT may assign or novate this Contract or any of its rights and obligations, including but not limited to any warranties and indemnities, to a subsidiary or an affiliate of INTELSAT (including a subsidiary or an affiliate established pursuant to the restructuring efforts of INTELSAT) or to a joint venture in which INTELSAT is a majority participant or holds at least 50% ownership interest without prior consent by the Contractor; provided, however, that prior to any assignment or novation, INTELSAT will notify the Contractor of such assignment or novation and, in the case of a novation, the Contractor shall promptly execute any required novation documentation.”

3.	ARTICLE 25. General, is hereby renumbered to ARTICLE 26, ARTICLE 26. Entire Agreement, is hereby renumbered to ARTICLE 27, and a new ARTICLE 25. Waiver As To Claims Against Intelsat Signatories Or Parties is inserted as follows:

“ARTICLE 25 Waiver As To Claims Against Intelsat Signatories Or Parties

Any obligations undertaken by INTELSAT pursuant to this Contract constitutes an obligation of INTELSAT only and not of any Signatory or Party (for the purposes of this Article, each as defined in the Agreement Relating to the International Telecommunications Satellite Organization “INTELSAT” and the Operating Agreement (hereinafter referred to as “the Operating

Amendment No. 1 to
INTEL-2392

Agreement”) relating thereto, done at Washington, D.C., on 20 August 1971). No Signatory or Party waives any immunity to which it may be entitled in any suit, dispute resolution procedure or other proceedings regarding matters relating to this Contract and the Contractor will have no recourse against any Signatory or Party with respect to any obligations of INTELSAT under this Contract. Without limiting the generality of the foregoing, by its acceptance of this Contract and the terms and conditions contained herein, the Contractor: (a) acknowledges that INTELSAT has informed Contractor that any claim, demand, request for payment or fulfillment of any obligation arising from this Contract (and any judgment or finding with respect thereto) does not constitute a “claim” under Article 18 of the Operating Agreement; and (b) irrevocably waives: (i) any rights which it may have to require INTELSAT to exercise any rights it may have at any time under such Article 18; and (ii) any interest it may have in any proceeds of any indemnification payment under such Article 18.”

               EXCEPT as specifically modified in Amendment No. 1 herein, all other terms and conditions of the Contract shall remain in full force and effect.

               IN WITNESS WHEREOF, the parties have, as their free acts and deeds, caused this Amendment No. 1 to be executed by their respective duly authorized representatives.

	CSIR		International Telecommunications
Satellite Organization
	(“Contractor”)		(“INTELSAT”)

By:	/s/ Renier Balt	By:	/s/Sheri S. Emery

	(Signed)		(Signed)

	Renier Balt		Sheri S. Emery

	(Typed)		(Typed)

Title:	Program Manager	Title:	Senior Contracts Officer

Date:	12 August 2000	Date:	20 September 2000

Amendment No. 1 to
INTEL-2392

INTELSAT GLOBAL SERVICE CORPORATION
3400 INTERNATIONAL DRIVE, N.W.
WASHINGTON, D.C. 20008-3098

AMENDMENT No. 2 to
CONTRACT No. INTEL-2392

BETWEEN

INTELSAT GLOBAL SERVICE CORPORATION)

and

CSIR

HARTEBEESTHOEK, GAUTENG,
SOUTH AFRICA

FOR

ADDITIONAL HOST STATION FACILITIES AND SERVICES (TTC & M)

     This Amendment No. 2 is effective on the 1st day of March, 2003 by and between CSIR (hereinafter referred to as the “Contractor”), an organization organized and existing under the laws of South Africa with offices and its principal place of business located at Hartebeesthoek, Gauteng, South Africa , and Intelsat Global Service Corporation (hereinafter referred to as Intelsat”), a Delaware Corporation, with offices location in Washington, D.C., U.S.A.

WITNESSETH THAT:

     WHEREAS, both Parties entered into Contract INTEL-2392, dated 22 November 1999 (hereinafter referred to as the “Contract”);

     WHEREAS, pursuant to the 18 July 2001 Privatization of INTELSAT and the Novation Agreement entered into by and among INTELSAT, Intelsat Services Corporation and Contractor as of 27 June 2001, the Contract was novated from INTELSAT to Intelsat Global Service Corporation;

     WHEREAS, effective 19 July 2001, Intelsat Services Corporation officially changed its name to Intelsat Global Service Corporation;

     WHEREAS, both Parties agree to include additional work for Host Station Facilities and Services for TTC&M as described in the attached Exhibit B (Statement of Work);

     WHEREAS, Intelsat agrees to modify Article 3, Charges, to add funds in the amount of ********.

     WHEREAS, Intelsat wishes to update Article 22, Correspondence.

Amendment No. 2 to
INTEL-2392

     NOW THEREFORE, the Parties agree that Contract INTEL-2392 is hereby further amended as follows:

1.     In Article 1, Scope of Work, , delete the text in its entirety and replace with the following:

     “The Contractor shall provide the necessary facilities and perform the required services (hereinafter referred in the aggregate as “the Work”) in accordance with the provisions of this Contract, including Exhibit A, and Exhibit B, Statement of Work for Additional Host Station Facilities and Services (TTC & M), which is attached hereto and made a part hereof as of 12 February 2003.”

2.     In Article 3, Charges, delete the text in its entirety and substitute therefor the following new text:

“A.	The total not-to-exceed price, including recurring and non-recurring charges, for all work required pursuant to this Contract is ********.

B.	For the work specified in Exhibit A, the firm fixed price including recurring and non-recurring charges is ********. The non-recurring charges are ********. The total recurring charges are ******** beginning at the Service Commencement Date (SCD) of 1 June 2000 for a period of five (5) years, as follows:

Recurring Charges
Contract Years	Annual Maintenance	Hourly Basis

Year 1 of Operation	********	********
Year 2 of Operation	********	********
Year 3 of Operation	********	********
Year 4 of Operation	********	********
Year 5 of Operation	********	********

Amendment No. 2 to
INTEL-2392

Recurring Charges
Option Years	Annual Maintenance	Hourly Basis

Year 6 of Operation	********	********
Year 7 of Operation	********	********
Year 8 of Operation	********	********
Year 9 of Operation	********	********
Year 10 of Operation	********	********

C.	********.

D.	For the work specified in Exhibit B, Additional Host Station Facilities and Services (TTC& M), the firm fixed price including recurring and non-recurring charges is ********. The non-recurring charges are ********. The total recurring charges are ******** beginning at the Service Commencement Date (SCD), and concurrent with the period of performance of the services in paragraph B above. The non-recurring charges are as follows:

Contract Years	Annual Recurring Charges

Year 1 of Operation	********
Year 2 of Operation	********

Option Years	Annual Recurring Charges

Year 3 of Operation	********
Year 4 of Operation	********
Year 5 of Operation	********
Year 6 of Operation	********
Year 7 of Operation	********

E.	********.

Amendment No. 2 to
INTEL-2392

F.	The Contractor shall perform unexpected repair and maintenance service on an as-needed basis as requested by Intelsat in writing, at the rates listed below. All such work shall be authorized by Intelsat in writing prior to commencing the work. Charges for unexpected repair and maintenance service shall be submitted to Intelsat on a quarterly basis. Intelsat is not liable for services rendered without its prior written authorization. The total not to exceed amount for these services is ********.

Year	Technician	Engineer/Project Manager	Administrative

1	********	********	********
2	********	********	********

G.	The Contractor shall provide Optional Contractor Staff Support as described in paragraph 4.7.2 of Exhibit B at the following cost:

Year	Cost per 24 hour-day

1	********
2	********

Option Years	Annual Recurring Charges

Year 3 of Operation	********
Year 4 of Operation	********
Year 5 of Operation	********
Year 6 of Operation	********
Year 7 of Operation	********

The total not to exceed amount for these services is ********.

H.	Intelsat may, at its sole discretion, request Contractor to purchase furniture for the Operation Room. ********

Amendment No. 2 to
INTEL-2392

3.	In Article 4, Deliverable Items, delete the text in its entirety and replace with the following:

“A.	Deliverable Items: Items to be delivered hereunder shall include all items to be provided to Intelsat pursuant to Exhibit A and Exhibit B. All deliverable items shall become and remain the property of Intelsat on completion of the system acceptance tests.

B.	Optional Deliverable Item: Intelsat may at its sole discretion exercise the option to purchase a VSAT Terminal as described in paragraph 3.3.1 of Exhibit B within the period of one year from the Effective Date of this Contract. The non-recurring cost for this option shall be ********.

4.	In Article 5, Payment, delete the text in its entirety and replace with the following:

“A.	The recurring charges set forth in paragraph B, and D of Article 3 shall be paid to the Contractor in quarterly installments, starting at the SCD, within thirty (30) days after receipt by Intelsat of an invoice from the Contractor for full satisfactory performance of the Work to which the charges relate. Contractor shall submit invoices for all amounts to Intelsat on a monthly basis in arrears.

B.	For full, satisfactory performance of the non-recurring charges set forth in paragraph B of Article 3, the following charges shall be paid to the Contractor as described below:

1.	Upon placement of the order by the Contractor for the fiber optic equipment, the Contractor shall be entitled to payment of ********. The Contractor shall include verification of the order placement with the invoice submitted to Intelsat.

Amendment No. 2 to
INTEL-2392

2.	Upon delivery of and acceptance by Intelsat of the Interface Control Document (ICD), the Acceptance Test Plan and the Ku-Band Antenna System Performance Report, the Contractor shall be entitled to payment of ********.

3.	Upon Contractor’s acceptance of the delivery of the fiber optic cable, the Contractor shall be entitled to payment of ********.

4.	Upon delivery of and acceptance by Intelsat of the Integrated Inter-Facility Link Equipment Report, the Contractor shall be entitled to payment of ********.

5.	Upon delivery of and acceptance by Intelsat of the Acceptance Test Report, the Contractor shall be entitled to payment of ********.

6.	Upon delivery of and acceptance by Intelsat of the Operational Procedures Document, the Contractor shall be entitled to payment of ********.

Charges shall be paid within thirty (30) days after receipt by Intelsat of an invoice from the Contractor.

C.	For full, satisfactory performance of the non-recurring charges set forth in paragraph D of Article 3, the following charges shall be paid to the Contractor as described below:

1	Upon execution of this Amendment No.2, the Contractor shall be entitled to payment of ********.

2.	Upon completion and acceptance by Intelsat of the civil works and after approval of the Frequency Licenses have been obtained, the Contractor shall be entitled to payment of ********.

3.	Upon completion and acceptance by Intelsat of the electrical work, and after approval of the Frequency Licenses have been obtained, the Contractor shall be entitled to payment of ********.

Amendment No. 2 to
INTEL-2392

4.	Upon completion and acceptance by Intelsat of the infrastructure, and after approval of the Frequency Licenses have been obtained, the Contractor shall be entitled to payment of ********.

5.	Upon completion and acceptance by Intelsat of the CFMA Installation, and after approval of the Frequency Licenses have been obtained, the Contractor shall be entitled to payment of ********.

6.	Upon completion and acceptance by Intelsat of all testing and training and all deliverables as described in Exhibit B, the Contractor shall be entitled to payment of ********.

Charges shall be paid within thirty (30) days after receipt by Intelsat of an invoice from the Contractor.

D.	Payment of additional amounts as provided for under paragraph C of Article 3 shall be made within thirty (30) days of receipt by Intelsat of an invoice from the Contractor supported by a certified break-down and copies of documents evidencing the expenditure involved. Such invoices shall be submitted to Intelsat on a quarterly basis beginning three (3) months after the Effective Date of Contact (EDC) and shall cover all charges incurred during the immediately preceding three-month period.

E.	Intelsat may suspend or reduce payments under this Contract upon written notice to the Contractor, if, and for such period of time, as the Contractor has failed to perform any of its obligations in a timely manner or to comply with any provision of the Contract except, however, where such failure or non-compliance is directly and solely caused by a failure of Intelsat to perform any of its obligations in a timely fashion in accordance with the requirements of this Contract. In order to exercise this provision, Intelsat must provide the Contractor with no less than fourteen (14) days written notice of its intent to suspend or reduce payments, and the reasons for

Amendment No. 2 to
INTEL-2392

which it has based its decision to do so, and the Contractor must have failed (i) to perform the specified obligations within the time specified herein; (ii) to comply with any of the provisions of this Contract; or (iii) to make progress so as to ensure performance of or compliance with this Contract in accordance with its terms, and such failure is not cured within ten (10) days from the date of such notice.”

     5.     In Article 5, Payment, In Article 22, Correspondence, delete the text in its entirety and replace it with the following:

“All notices, reports and other correspondence, except invoices, shall be addressed as follows:

If to Intelsat:

Intelsat Global Service Corporation
3400 International Drive, N.W.
Washington, D.C. 20008-3006, U.S.A.
Attn: Contracts Officer
Contracts Dept. Box 25

If to Contractor:

CSIR Satellite Applications Centre
Building 43
Meiring Naude Drive
Brummeria
Pretoria 0001

All invoices should be addressed as follows:

Intelsat Global Service Corporation
3400 International Drive, N.W.
Washington, D.C. 20008-3006
Attention: Accounts Payable

Amendment No. 2 to
INTEL-2392

Box 14B”

     EXCEPT as specifically modified in Amendment No.2 herein, all other terms and conditions of the Contract shall remain in full force and effect.

     IN WITNESS WHEREOF, the Parties have, as their free acts and deeds, caused this Amendment No. 2 to be executed by their respective duly authorized representatives.

	CSIR		Intelsat Global Service Corporation
	(“Contractor”)		(“Intelsat”)

By:	/s/ Roy Blatch	By:	/s/ Elizabeth Scheid

	(Signed)		(Signed)

	Roy Blatch		Elizabeth Scheid

	(Typed)		(Typed)

Title:	Program Manager	Title:	Senior Manager Procurement
Department

Date:	8 April 2003	Date:	15 April 2003

Amendment No. 2 to
INTEL-2392

EXHIBIT B TO INTEL-2392

INTELSAT GROUND NETWORK

Additional Host Station Facilities and Services

(TTC&M)

Statement of Work

Version 2.4

01 April 2003

INTELSAT PROPRIETARY

This document is proprietary to Intelsat and must be treated on a confidential basis. It may be used solely for Intelsat purposes. Use or disclosure of this document, or the information contained herein, for any other purpose is not permitted without prior written authorization.

EXHIBIT B to INTEL – 2392

DOCUMENT CONTROL DATA
PROJECT	DOCUMENT ID
- Intelsat Future Ground Network	- Statement of Work
-
CONTRACT NUMBER (IF APPLICABLE)	PREPARED BY
-	- Intelsat Project Team
DOCUMENT TITLE
- Intelsat Future Ground Network Statement of Work
-
DOCUMENT VERSION	DOCUMENT VERSION DATE
- 2.4	- 01 APRIL 03
-
DOCUMENT WEB LOCATION	DOCUMENT FILE LOCATION
- N/A	- N/A
-
PRIMARY AUTHORS
- F Proano
-

Intelsat Ground Network Upgrade	Exhibit B to
Statement of Work	INTEL-2392

TABLE OF CONTENTS

1.	INTRODUCTION		6
	1.1	Reference documents:	6
	1.2	DEGREE OF COMPLIANCE REQUIRED	6
2.	SYSTEM OVERVIEW		7
	2.1	Existing TTC&M Network	7
	2.2	TTC&M Network Operational Concepts	7
	2.3	Central Control	8
	2.4	DEFINITION OF CONTRACT PHASES	8
	2.5	Implementation Phase	9
	2.6	Pre-operational Phase	9
	2.7	Operational Phase	9
3.	DELIVERABLES		10
	3.1	Baseline	10
	3.2	Intelsat responsibilities	12
		3.2.1 Intelsat Furnished Equipment	12
		3.2.2 Intelsat provided services and documentation	12
	3.3	Options	13
		3.3.1 Provision of VSat antenna	13
		3.3.2 Transfer Orbit Services	13
4.	HOST STATION REQUIREMENTS		14
	4.1	Site layout	14
		4.1.1 General	14
		4.1.2 Roads, access paths	14
		4.1.3 Layout	14
	4.2	Frequency bands	15
	4.3	Environment	15
	4.4	Facilities	16
		4.4.1 Power Supply	16
		4.4.2 Equipment space	17
		4.4.3 Office space	18
		4.4.4 Communications requirements	18
		4.4.5 Security Systems	18

Intelsat Ground Network Upgrade	Exhibit B to
Statement of Work	INTEL-2392

		4.4.6 Miscellaneous Activities	19
	4.5	Support services	19
	4.6	Integration and test support	19
		4.6.1 Staff Support	19
		4.6.2 Other Support	20
	4.7	System operations support	21
		4.7.1 Baseline Contractor Staff Support	21
		4.7.2 Optional Contractor Staff Support	21
		4.7.3 Baseline Operations and Maintenance Support	21
		4.7.3.1 Routine Operations Support	21
		4.7.3.2 Maintenance and Troubleshooting Support	22
4.7.3.2.1		Preventative and Corrective/Emergency Maintenance	22
4.7.3.2.2		Other assistance	23
		4.7.3.3 Response time	23
		4.7.3.4 IFE Repair Support	24
		4.7.3.5 CFE Spare Parts	24
4.7.3.5.1		Store management	24
		4.7.3.6 Modifications	24
		4.7.3.7 Calibration	25
		4.7.4 Emergency Operations	25
		4.7.4.1 On-call Support	25
		4.7.5 Quality Management	25
	4.8	OTHER SUPPORT SERVICES	26
		4.8.1 Reporting Requirements	26
		4.8.1.1 Scheduled Downtime	26
		4.8.1.2 Emergency Downtime	26
		4.8.2 Retirement of obsolete IFE	26
	4.9	Governmental permits and approval support	26
		4.9.1 General	26
		4.9.2 Operating Approvals	27
		4.9.3 Import/Export Assistance	27
		4.9.4 Construction Permits and Licenses	27
		4.9.5 Visa and Work Permits	27
	4.10	Availability	27
	4.11	Reliability	28
	4.12	Documentation	28
	4.13	Training	29

Intelsat Ground Network Upgrade	Exhibit B to
Statement of Work	INTEL-2392

	4.14	Customer Undertakings	30
	4.15	Establishment of 2 diversified full duplex, communications carriers dedicated to the TTC&M services and associated management services	30
		4.15.1 Main circuit:	30
		4.15.2 Alternate circuit:	30
	4.16	Test Equipment	31
5.	PROJECT MANAGEMENT REQUIREMENTS		31
	5.1	Introduction	31
	5.2	Project Management	31
		5.2.1 Management Plan	31
		5.2.2 Product Assurance/Quality Assurance Plan	32
		5.2.3 Management Organization	32
	5.3	Schedule and Phases	32
		5.3.1 Milestones	32
	5.4	Civil Engineering Activities	33
	5.5	IFE INTEGRATION AND TEST	33
	5.6	Testing Activities	34
	5.7	Acceptance	34
		5.7.1 Preliminary Acceptance	34
		5.7.2 Final Acceptance	34
	5.8	SERVICE COMMENCEMENT DATE	35
	5.9	Audit/Inspection	35
	5.10	Installation	35
	5.11	Documentation Management	35
6.	GLOSSARY OF TERMS		36
ANNEX 1: CONTRACT DOCUMENTS REQUIREMENTS LIST (CDRL)			38
ANNEX 2: SKILL SETS FOR OPERATIONS AND MAINTENANCE LOCAL HIRED STAFF			40
FIGURES
Figure 1 TTC&M Network Topology			9
Figure 2 Overview of the required services			10

Intelsat Ground Network Upgrade	Exhibit B to
Statement of Work	INTEL-2392

1. INTRODUCTION

This statement of Work (SOW) defines the requirements for placement of a TTC&M Facility to support Intelsat requirements for ranging, telemetry, control and monitor of satellites in geostationary orbit during the period of performance.

The term “Facility” refers’ to all the equipment including associated software, spare parts, supplies and manuals, required under this SOW to be provided by the Contractor for carrying out the required services including operation and maintenance of Intelsat Furnished Equipment (IFE), but does not include the procurement or provision of such IFE, including associated software, spare parts, supplies and manuals, except as expressly required under this SOW. IFE is defined to include any equipment provided by Intelsat to Contractor under this or any previous TTC&M Service Contract.

The SOW specifies the contract phases, the Work to be performed, the period of performance and the system configuration to be implemented at the Facility.

The Contractor shall perform the Work in three phases: (i) Implementation Phase, (ii) Pre-operational Phase, and (iii) Operational Phase.

Lack of mention of any tasks or equipment in this Statement of Work does not in any way relieve the Contractor of the responsibility for the identification and performance of all tasks and provision of equipment necessary to provide Intelsat with an operational system. The TTC&M station shall meet the requirements referenced in the TTC&M Earth Station Technical Requirements document.

1.1 Reference documents:

INTELSAT Earth Station Standards (IESS), Document IESS-101 with particular reference to the IESS Nos. 201, 205, 206, 308 and 309, with revisions current at the Effective Date of Contract (EDC).

1.2 DEGREE OF COMPLIANCE REQUIRED

The degree of compliance required with this SOW and with the technical requirements provided in this SOW is defined as follows:

“shall ()” indicates that absolute compliance by the Bidder is required. Any exceptions taken (e.g., to propose better alternatives) must be explained and are subject to approval by Intelsat. Bracketed numbers allow tracking by Intelsat.

“will” indicates clarifying information to describe the responsibilities assumed and/or actions to be taken by Intelsat including provision of information, documentation, hardware, software, etc.

Intelsat Ground Network Upgrade	Exhibit B to
Statement of Work	INTEL-2392

“should” indicates Intelsat’s preference. Use of an alternate approach by the Contractor is permitted but must be justified.

“may” indicates areas in which an alternate approach by the Bidder is acceptable.

2. SYSTEM OVERVIEW

2.1 Existing TTC&M Network

Intelsat operates an existing TTC&M ground network for the launch, control and monitoring of its communications satellites. In addition to Intelsat headquarters (HQ) and a separate backup control facility in the USA, the existing ground network consists of six TTC&M stations and a number of other stations dedicated to transponder monitoring. The six TTC&M stations are located in Paumalu, Hawaii; Clarksburg, Maryland; Fucino, Italy; Raisting, Germany; Beijing, China; and Perth, Australia. *********************

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For each of the existing TTC&M stations, a Contractor/earth station owner has provided the earth station facilities and infrastructure (land, buildings and redundant electrical power supply station security, etc.) as well as most of the antenna systems. Intelsat has provided the uplink and downlink equipment and software required to perform Telemetry, Command and Ranging services. Intelsat has also provided the Monitoring equipment and In-Orbit-Test (IOT) equipment, Time & Frequency reference, and Multiplex/Frame Relay equipment required for the communications links between the station and HQ. Thus the interface point between the existing host earth station and Intelsat-furnished equipment is at RF in the transmit and receive paths.

The existing TTC&M earth stations were implemented through the services of various contractors and vendors of antenna systems.

2.2 TTC&M Network Operational Concepts

The TTC&M Network performs a broad range of essential support tasks, including:

a. Satellite telemetry data gathering and analysis.

Intelsat Ground Network Upgrade	Exhibit B to
Statement of Work	INTEL-2392

b.	Satellite tracking and ranging for orbital determination.

c.	Commanding for station keeping, payload configurations, and other satellite subsystems management.

d.	Launch and transfer orbit operations.

e.	Monitoring for communication performance and system problems.

f.	Reserved.

g.	Transmitter Locator System (TLS)

2.3 Central Control

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2.4 DEFINITION OF CONTRACT PHASES

The scope of work addressed in this SOW is the provision of Host Station facilities and services for housing TTC&M Intelsat Furnished Equipment.

Figure 1: Overview of the required services

Intelsat Ground Network Upgrade	Exhibit B to
Statement of Work	INTEL-2392

The required services under this contract cover three phases:

2.5 Implementation Phase

This phase covers all activities associated with the implementation, i.e., the planning, manufacturing, installation, verification testing, and acceptance testing of the Facility and starts on the Effective Date of Contract (EDC), and shall be completed at the Facility Completion Date (FCD). Acceptance testing shall be performed to verify compliance in accordance with the requirements stated herein.

The TTC&M Facility shall be Ready for Inspection and Acceptance Testing (RFA) by Intelsat no later than sixty (60) days prior to the stated Facility Completion Date. The Contractor shall give Intelsat thirty (30) days written notice that the Facility is ready for inspection and acceptance test

A TTC&M station is capable of providing TTC services but also includes facilities to provide monitoring services as Communication Systems Monitor (CSM), Remote Spectrum Analyzer (RSAN), Transmitter Locator System, and In-Orbit-Test (IOT).

2.6 Pre-operational Phase

This phase covers all activities related to the installation and integration of INTELSAT Furnished Equipment (IFE) with the Facility and the Contractor Furnished Equipment (CFE) including test activities required to verify the integration and proper operation within the ground network and with the SCC. The integration of the Facility into the Ground Network shall commence on the date defined as Ready for Network Integration (RNI).

The Pre-Operational Phase shall commence on the FCD and shall end when the Facility has been implemented in accordance with the technical performance specifications herein and completed its integration into the Network in a satisfactory operational condition on the Service Commencement Date (SCD).

2.7 Operational Phase

The start of this phase shall be the SCD, which will follow completion of the Implementation, and Pre-operational Phases defined above. Intelsat shall determine the (SCD). Prior to the SCD, the Contractor shall take the steps necessary to prepare and staff the Facility as stated in Section 4.5.

Beginning on the SCD and continuing throughout the remainder of the period of performance, the Contractor shall provide, operate and maintain for Intelsat, on a twenty-four (24) hours per day, seven (7) days per week basis, the Facility meeting all requirements and specifications as defined in Sections 4.7 and 4.8.

The period of performance is five years with an additional five-year optional period.

Intelsat Ground Network Upgrade	Exhibit B to
Statement of Work	INTEL-2392

3. DELIVERABLES

3.1 Baseline

The Contractor shall (1) provide the following:

1.	Land available to Host an Intelsat owned TTC&M teleport Antenna and physical space at the host station premises for the installation and operation of the IFE as outlined in Section 4 of this SOW.

2.	Civil work.

Contractor shall (1) install the cable trenches and ducts required to link the CFMA antenna to the main building.

Contractor shall (2) provide roads and access roads specified in Section 4.1.2

Contractor shall (3) provide civil engineering activities as specified in Section 5.4

Vertex shall (4) be responsible for all antenna and shelter civil works with this task being fully supported by the SAC, specifically:

a. Water provision – required for both building purposes and to provide water to the shelter humidifiers.

b. Assistance with site security access for Vertex contractors

c. Assist with site establishment eg. Provision of temporary power, shelter for building materials etc

d. Site Clean-up

e. Planning in terms of landscaping of the site.

3.	Host Station facilities upgrade:

•	Then Host Station facility shall(1) provide the following:

•	Necessary buildings and/or equipment shelters.

•	Shelter for spare parts s and manuals next to the new antenna shelter and desk furniture for the IFE computer and server systems.

•	Essential CFE consumable spare parts to maintain the normal operation, per the Availability requirements specified herein, of the earth station for one year from system Final Acceptance.

Intelsat Ground Network Upgrade	Exhibit B to
Statement of Work	INTEL-2392

•	Intelsat shall (2) be able to install One (1) CFMA (C band Full Motion Antenna) and associated equipment to provide TTC&M services.

•	Support integration of the CFMA antenna to the upgraded Intelsat provided M&C system.

•	Secure, adequate and environmentally controlled storage facilities for spares (IFE);

•	Necessary augmentation of the station electrical power subsystem (UPS and non-UPS power);

•	Interfacility links between the antenna systems and the existing and Intelsat provided buildings & shelters, including cable trenches and ducts;

•	Provide the necessary power breakers that will be required in the control building.

•	Install the necessary AC utility and technical power cables on the cable trenches and ducts between the antenna system and the existing buildings and/or Intelsat provided shelters;

•	Install the necessary AC utility and technical power cables between the Intelsat provided equipment racks and equipment console and the contractor provided power distribution panel inside the selected equipment room.

•	Station inter-communications system: provision of a telephone set to be installed close to Intelsat-designated equipment rack and antennas connected to the Host Station’s equipment for voice communications with the HQ;

•	Commercial phone access: 1 in office, 1 in equipment room, 1 in each shelter or antenna hub;

•	Station security and safety subsystems;

•	Quarterly status report beginning after SCD

•	Documentation as specified in Section 4.12.

•	Training as specified in Section 4.13.

•	Support services as specified in Section 4.5

•	Service for the Contractor owned TTC&M antennas specified in Section 4.5.

Intelsat Ground Network Upgrade	Exhibit B to
Statement of Work	INTEL-2392

•	Establishment of 2 diversified full duplex, data circuit between the Host Station and Intelsat HQ; specified in Section 4.15. and 4.4.4

•	Assistance and support during installation, testing of TTC&M facilities, and field trials upon request from Intelsat staff on-site or at the HQ;

•	Administrative support including downtime reporting, assistance in obtaining for import/export licenses for IFE and, as applicable, governmental permits/approvals, as applicable;

•	Support for operating frequency licensing for the frequency bands specified in Section 4.2

•	Provision of diversified voice services

The contractor shall provide a diversified voice service between the Host Station and Intelsat HQ in case the main voice link is interrupted.

3.2 Intelsat responsibilities

3.2.1 Intelsat Furnished Equipment

Intelsat will provide the following IFE:

•	One (1) CFMA (C band Full Motion Antenna), including shelter, RF/IF and Baseband systems with associated Monitor & Control subsystem; and FDC functionalities as indicated in Section 2.3 Section Control.

•	Data communications equipment excluding any required antenna for establishment of 2 diversified full duplex (example 1544 kbit/second) data circuit between the host station and Intelsat HQ;

•	Spares for IFE.

3.2.2 Intelsat provided services and documentation

Intelsat will provide Operations & Maintenance procedures and schedules for the IFE after completion of on-site system acceptance.

Intelsat will provide IFE equipment support contracts by local vendors.

Intelsat will be responsible for arranging two diversified, full duplex, 1544 kbit/sec data circuit between Intelsat Headquarters and the Host Station to allow remote control and operation of the TTC&M from the IOC & SCC.

Intelsat will provide training on IFE and timing of such training will be coordinated with the Contractor.

Intelsat Ground Network Upgrade	Exhibit B to
Statement of Work	INTEL-2392

3.3 Options

3.3.1 Provision of VSat antenna

The contractor shall(1) provide optional acquisition, installation, testing and commissioning of a VSat antenna for diversified full duplex, data circuit between the Host Station and Intelsat HQ in case the main data link through the fiber optic link is interrupted;

The following is optionally required:

1.	An Intelsat S/C shall(2) be used to provide a single hop connection between SAC and Washington D.C.

2.	Global beam and C band transponder shall(3) be used

3.	IBS service shall(4) be used *****************************.

4.	Redundancy in the VSAT terminal is not required ie. only single thread RF shall(5) be required

5.	**************************************************************** ************

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The table below provides a list of equipment required.

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The modem shall(7) be mounted into the Intelsat provided communications rack.

3.3.2 Transfer Orbit Services

The Contractor shall provide optional Transfer Orbit Services as needed by Intelsat.

Intelsat Ground Network Upgrade	Exhibit B to
Statement of Work	INTEL-2392

4. HOST STATION REQUIREMENTS

4.1 Site layout

4.1.1 General

The Contractor shall (1) arrange for the landscaping of the earth station following completion of all work on the site infrastructure, buildings and antenna systems. Details of the proposed landscaping shall (2) be provided for the site as appropriate for the corresponding environment and per local rules and regulations.

4.1.2 Roads, access paths

The following shall (1) be provided as a minimum.

•	Earth station access road with adequate load-carrying capacity for heavy construction vehicles and cranes.

•	Walkways from the main building to all other site building

•	Access walkway from the main building to each antenna

•	Trenching and Road tasks

The following civil and mechanical works tasks will be performed:

a. Architecture and civil engineering drawings

b. Quantity surveying – maintain bill of quantities, certification of quantities etc

c. Terrain Preparation – cleaning, removal of grass, shrubs and trees, existing buildings and rocks.

d. Excavation of trench

e. A brick/concrete trench with steel cover shall be laid between the electronics shelter and the Ku band antenna trench which links to the control room.

f. A 300m long and 4m wide tarred road shall be built to the new C band antenna site

4.1.3 Layout

•	The site area reserved for antennas should be at least 110m2. The local horizon

Intelsat Ground Network Upgrade	Exhibit B to
Statement of Work	INTEL-2392

profile at every site shall (1) not be obstructed above five° elevation for all azimuth angles comprising the orbital arc visible from the station. Obstruction from 5° to 10° shall (2) be limited to 20% of all Azimuth angles.

•	Next to the antenna foundation a 16x16 m staging area shall (3) be provided

•	It shall (4) be possible to install an equipment shelter (IFE) next to the antenna.

•	The Contractor shall (5) provide necessary cable trenches and ducts to link the antenna to the main building.

•	The Contractor shall (6) install the technical and utility power cables in the Contractor provided cable trenches and ducts to link antenna to the main building.

4.2 Frequency bands

The host station shall (1) be able to be licensed for the following TTC bands:

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The Contractor shall (2) obtain the required frequency licenses.

4.3 Environment

Statistics on the following environmental factors, applicable within the host station, shall (1) be provided by the Contractor:

•	Rain/snow fall and observed attenuation

•	wind loads

•	seasonal temperature variations

•	seismic constraints

•	soil composition and load bearing

•	average ground resistance

The contractor shall (2) ensure that service is not adversely affected by environmental hazards such as:

Intelsat Ground Network Upgrade	Exhibit B to
Statement of Work	INTEL-2392

•	Fire (example: brush fire)

•	Water erosion of adjacent land

•	Flooding or runoff from rivers, streams, etc.

•	Electromagnetic interference

4.4 Facilities

4.4.1 Power Supply

The Contractor shall (1) deliver a new power supply subsystem or upgrade its current facilities so as to support the following loads:

•	61.8 kVA (interruptible) for antenna systems (no de-icing is required.) The power interruption in this case shall (2) be of a short duration and is typically for the transfer from commercial power to diesel/generator power.

•	29 kVA (uninterruptible) for other IFE (HPA units and equipment in shelter). This power system should be separate from high power equipment like HVAC and lighting bus.

•	3.6 kVA (interruptible) for utility loads at the equipment room.

•	11.2 kVA (uninterruptible) for other IFE equipment at the equipment room

•	Technical and Utility power for the optional VSAT antenna.

The power supply subsystem shall (3) include:

•	transformer, generator, UPS, distribution panels as required, Single Phase AC power with power protection circuitry on a no-break technical bus

•	Adequate protection cells shall (4) protect the transformers.

•	A circuit breaker box shall (5) be provided for AC power interface points, with one 20 Amperes breaker per rack.

•	The autonomy of the UPS shall (6) be consistent with the start time of the generator.

•	Utility power outlets shall (7) be provided for connecting test instruments. The Host Station shall (8) provide the complete AC power specifications. The AC outlet physical specifications shall (9) be provided in the proposal, and all outlets shall (10) conform to the same physical and electrical specifications as per local standards.

Intelsat Ground Network Upgrade	Exhibit B to
Statement of Work	INTEL-2392

•	Grounding: all racks and equipment shall (11) be connected to the earth station signal ground. Grounding resistance shall (12) not exceed 3 ohms.

The following electrical works will be performed by the Contractor.

a.	Exterior Lighting at antenna and shelter

b.	Extend UPS alarm to Intelsat M&C location

c.	Procure and install transformers for conversion of 115V to 230V for powering of certain electronic equipment (TBD)

d.	Switchboards and Distribution panels: one for the UPS and one for “dirty” power (Eskom and diesel generated power).

e.	Power cabling from the local transformer to the electronics shelter

f.	Reticulation – cable work, laying cables, power outlets etc

g.	Install lightning protection on mains and UPS power breakers

4.4.2 Equipment space

Intelsat Furnished Equipment will be installed in shelters, and antenna hub (provided by Intelsat) and equipment room(s) delivered by the Contractor.

Intelsat reserves the right to modify, replace, or substitute all or a portion of the IFE at any time, as long as the space, power, and environmental requirements are not changed materially.

The equipment space delivered by the Contractor should be composed of:

•	Equipment room (at least 50 m2): shall (1) be capable of hosting at least one console (dimension) TBD and one line-up of racks, consisting of up to 6 standard 19” (48.2 cm) racks, top-fed for inter-racks cabling and bottom-fed for heliax cables. The racks shall (2) have at least 3 ft (0.9 m) of clearance at the back of the racks, and 4 ft (1.2 m) in front and to one side. Note that this equipment room space will be sufficient for TTC racks and M&C racks.

•	The console): shall (3) be located in a noise free environment area preferable next to work area where the operation personnel perform daily activities.

•	Repair and maintenance room (at least 25 m2); the use of existing repair and maintenance room is acceptable.

Intelsat Ground Network Upgrade	Exhibit B to
Statement of Work	INTEL-2392

•	Storage room for spare parts: at least 12 m2 of lockable, environmentally controlled storage space is required for IFE spares parts and consumable supplies. This area must have shelves and cabinets suitable for storage of spare units, printed circuit cards, power supplies and small components.

•	Computer room with raised floor (at least 50 m2) equipped with computer tables and chairs.

The equipment room(s) shall (4) be equipped with adequate air conditioning and cold air should flow in direction of bottom of the floor towards the ceiling. The provided air conditioning system, shall (5) be capable of handling a constant, heat load for IFE as specified by the power consumption listed in Section 4.4.1, plus any other equipment to be provided by the Contractor as part of the deliverables.

The internal temperatures shall (6) be maintained within 20 ±5°C, with low relative humidity (below 70%, providing dehumidification if necessary, even when outside temperatures fall below 15°C).

4.4.3 Office space

The Contractor shall (1) provide one office for Intelsat staff (at least 12 m2), equipped with furniture, telephone lines and Internet access.

4.4.4 Communications requirements

The Host Station shall (1) facilitate the provision of a voice (telephone) link from the Host Station Operations room to the IOC/SCC Washington DC. This telephone link may be multiplexed with the data communications link. There shall (2) be a redundant telephone link as well, which could be a direct-dial number through the public network.

The Host Station shall (3) provide facsimile facilities in the Host Stations operations room for communication with Intelsat. Use of an existing facsimile machine with international direct-dialing capability is acceptable.

The Host Station will facilitate availability of electronic mail through the standard Intelsat Administrative Reporting System to Contractor operations personnel at the Host Station operations room, and in the office space with the ability to attach files and transmit and receive mail via the Internet to Intelsat Headquarters. This is the preferred mode of communication between Intelsat and Contractor personnel during normal operations. Until the Administrative Reporting System in on place normal telephone dial–up access for electronic mail will be required.

4.4.5 Security Systems

Intelsat Ground Network Upgrade	Exhibit B to
Statement of Work	INTEL-2392

The Host Station shall (1) facilitate the provision of:

a.	Security a. Installation of dedicated security camera at TTC&M site and linking this to SAC Security control desk

b.	Access control system on Intelsat Stores and electronics shelter

c.	Extension of guard patrols to include TTC&M site including during establishment phase

4.4.6 Miscellaneous Activities

a.	Telephones and Paging Speaker in equipment room. A telephone and paging speaker shall also be fitted in the pedestal shelter

b.	Procurement of furniture, benches, shelving etc for store and control room

4.5 Support services

Sections 4.6, 4.7, 4.8 and 4.9 define the support requirements that the Contractor shall meet for the period of the Contract. The requirements described herein shall be part of the baseline assignment of the Contractor except those described in Section 4.7.2 which is optional.

4.6 Integration and test support

4.6.1 Staff Support

The Contractor shall (1) provide the following support to prepare for the Installation, Integration and Test phase:

•	Technical assistance with Site Survey.

•	Unpacking and temporary storage of the IFE.

•	Assistance with installation of IFE, integration and testing upon request from Intelsat staff on-site or HQ.

•	Assist Intelsat personnel and/or Intelsat contractors with services, to be reimbursed at cost by Intelsat, e.g. shipping, local labor, telephone and facsimile usage, administrative costs associated with customs clearance, and transportation of IFE.

•	All additional hardware (e.g. cables, circuit breakers, etc.) required to integrate the IFE into the earth station, including connection of AC power, UPS power, and grounding.

•	Extension of CFE equipment alarms and status (contact closures) to Intelsat’s

Intelsat Ground Network Upgrade	Exhibit B to
Statement of Work	INTEL-2392

monitor and control interface (e.g. UPS Power and Fire Alarm).

•	Off-site maintenance and repair contract for certain IFE if requested by Intelsat (e.g. with local vendor or distributor of TTC&M computer equipment including test and measurement instruments).

4.6.2 Other Support

The Contractor shall (1) provide such other support services as may be required by Intelsat during the installation, integration and test, and operational phases of the project. This support might include, but is not limited to, providing general-purpose test equipment and tools, providing contacts for local material, supplies, or contractor assistance, and other items in support of the installation project. A small amount of fabrication support, in the form of sheet metal cutting/drilling/painting for mounting or faceplate construction, and minor cable fabrication, may also be required, and will be reimbursed by Intelsat. VertexRSI is responsible for the antenna installation and integration. Contractor shall (2) provide assistance as follows:

a.	Advise on local contractors that could be used to support installation eg. Crane hire

b.	Rack installation and integration into operations center

c.	Control console installation and integration into operations center

d.	Power provision to racks and console

e.	Install overhead cable trays to facilitate top feed to racks and under-floor cable trays for bottom feed.

f.	Install communications connection to Intelsat communications equipment

g.	Set-up of far-field collimation facility for antenna pattern measurement, feed phasing, autotrack tests etc.

h.	On site mechanical support (eg. Drilling, welding, milling, cutting etc). It shall provide a complete mechanical workshop and full set of equipment required to support a TT&C antenna installation.

Station testing with Intelsat will be supported by the Contractor and will potentially include the activities below. All of these testing activities shall (3) be operational in nature and used to validate the station as part of the Intelsat TTC&M network:

a.	Data flow tests with SCF

b.	Ranging tests and ranging calibration with on-orbit satellite

c.	Tracking tests with on-orbit satellite and potentially early phase of a satellite TOS.

d.	Communications line testing, including primary and backup lines

Intelsat Ground Network Upgrade	Exhibit B to
Statement of Work	INTEL-2392

e.	Bent-pipe telemetry and command tests with Intelsat satellite

4.7 System operations support

4.7.1 Baseline Contractor Staff Support

The support role provided by the Contractor shall (1) be limited to the maintenance of the IFE antenna, shelters and RF systems located outside the Intelsat operational area, all the Contractor Host Station facilities, e.g. HVAC, UPS, building and grounds.

Maintenance personnel shall(2) be on call 24 hours a day, 365 days a year and shall be able to respond to any problems in a maximum of either 2 hours (outside of office hours) or 20 minutes (during office hours).

4.7.2 Optional Contractor Staff Support

The Contractor will be responsible for all Intelsat local operations and baseband equipment confined at the stations. The skill sets for these positions, as described in Annex 2, include senior and junior technician levels. At this time a minimum of four (4) staff, two (2) senior and two (2) junior shall (1) be required support Intelsat operations for support of regular Monday through Friday business hours; the number of junior technician level staff maybe increased to include six (6) staff if 7 by 24 operations becomes necessary.

The optional support will cover launch activities, in-orbit satellite testing, emergency commanding, integration and testing of new ground network systems and operational trouble shooting in concert with Intelsat headquarters system experts and development teams. For planning purposes, Intelsat plans up to twelve (12) launches per year, on average one per month each lasting up to 10 days. These launches are for Intelsat as well as non-Intelsat satellites. All staff selected by Intelsat will be trained and will comply with performance standard within our certification program.

4.7.3 Baseline Operations and Maintenance Support

Beginning on the SCD and continuing throughout the remainder of the period of performance there will be minimal routine operational or maintenance requirements associated with the IFE. To the maximum extent possible, all routine operation including Launch activities, network troubleshooting and emergency manual commanding and local ranging sessions shall be performed by trained local technical personnel. 24 hours a day, 365 days a year.

4.7.3.1 Routine Operations Support

Routine operational support from the Contractor is expected to be required during normal business hours only and will consist of the following:

Intelsat Ground Network Upgrade	Exhibit B to
Statement of Work	INTEL-2392

1.	Cursory, visual, “hands-off” inspections to ensure that the IFE is in an operational state. The daily inspection of the IFE baseband racks in the main-building area shall (1) be the responsibility of the Contractor. The Contractor shall (2) inspect all other IFE once per day.

2.	IFE routine maintenance procedures and schedules to be followed by the Contractor will be established by Intelsat prior to SCD to ensure uniform standards of performance for the IFE, e.g. antennas, shelters, RF systems.

3.	When any such procedure causes a conflict with other Host Station requirements the Contractor shall (3) notify Intelsat immediately and a mutually agreeable solution shall (4) be formulated by the Contractor and Intelsat

4.	The Contractor shall (5) permit and support Intelsat during yearly inspection visits by HQ staff to the site. The estimated duration is expected not exceed two days.

5.	The Contractor shall (6) provide logistics support for shipments (e.g. spare parts, repair of faulty components, etc.) to and from the site in accordance with procedures provided by Intelsat.

4.7.3.2 Maintenance and Troubleshooting Support

4.7.3.2.1 PREVENTATIVE AND CORRECTIVE/EMERGENCY MAINTENANCE

The antenna and all electrical equipment will be delivered with a one year warranty. During this period and during the contract validation time all faulty equipment shall be replaced with spare units (if available) and faulty units shipped back to the supplier for repair. The Contractor shall provide all maintenance services to ensure maximum availability of the antenna. This will include both preventative (or planned) and corrective maintenance. Maintenance of system includes:

Intelsat Ground Network Upgrade	Exhibit B to
Statement of Work	INTEL-2392

i.	Inspection of all equipment

ii.	Maintenance of outdoor equipment and antenna structure eg. Greasing, cleaning, anticorrosion treatment etc.

iii.	Facility maintenance and cleaning

iv.	Painting of antenna reflector every 5 years or by Antenna vendor recommendation.

v.	Preventative testing of electronics equipment as per manufacturers procedures

vi.	Replacement of failed components, shipping of failed components to suppliers

vii.	As directed by Intelsat Contractor personnel shall attempt to diagnose faults to the board level. Contractor shall send faulty equipment directly to the manufacturer.

viii.	Periodic recalibration of system as per maintenance procedures

ix.	Contractor shall take out local maintenance sub contracts for support of various equipment as required by Intelsat. These subcontractors shall subsequently be managed by the Host Station.

x.	Generation of fault logs, maintenance reports, quarterly reports and participation in maintenance meetings (telecom or on site)

Maintenance personnel shall be on call 24 hours a day, 365 days a year and shall be able to respond to any problems in a maximum of either 2 hours (outside of office hours) or 20 minutes (during office hours).

4.7.3.2.2 OTHER ASSISTANCE

Host Station assistance may be required to help with the following tasks in accordance with instructions provided by Intelsat:

1.	Support to test IFE on line or off-line with test equipment under Intelsat supervision

2.	Periodic (monthly) air-filter cleaning. The IFE in the man-building and outside areas should be kept adequately cooled and free from dust contamination.

4.7.3.3 Response time

During normal Host Station business hours, the Contractor shall (1) respond to a request for assistance within 20 minutes.

Intelsat Ground Network Upgrade	Exhibit B to
Statement of Work	INTEL-2392

4.7.3.4 IFE Repair Support

Some IFE may be covered by a maintenance contract established and reimbursed by Intelsat. The Host Station personnel shall (1), at Intelsat’s discretion, either call the maintenance contractor for on-site repair or ship any failed equipment to either the nearest local vendor authorized facility or to Intelsat Headquarters for repair according to procedures provided by Intelsat. The cost of shipping and repair will be reimbursed by Intelsat.

4.7.3.5 CFE Spare Parts

Spare parts are considered to consist of three classes: spares which are peculiar to the Contractor Furnished Equipment (CFE), spares which are common to both the CFE and IFE and spares which are peculiar to the IFE.

The Contractor shall (1) maintain adequate spare parts and appropriate test equipment required for the performance of this Contract.

4.7.3.5.1 STORE MANAGEMENT

All spares shall (1) be kept in the technical store room on site. A software spares catalogue system shall be used for tracking the status of all items.

Spares shall (2) be tested on an annual basis to ensure correct operations and performance.

Management reports shall (3) be generated including:

• Shipping/receiving of spares

• Spares inventory and any recommendations for changes to spares inventory

4.7.3.6 Modifications

Modifications affecting the basic capability, accuracy or reliability of the IFE or facilities may be performed only as agreed upon by Intelsat.

The implementation of such changes shall (1) be covered by procedures established by Intelsat.

Emergency changes to restore operation immediately may be authorized verbally by Intelsat but all such changes shall (2) be documented after-restoration of service according to procedures established by Intelsat.

Intelsat Ground Network Upgrade	Exhibit B to
Statement of Work	INTEL-2392

4.7.3.7 Calibration

After a major maintenance activity involving the HPA’s, LNA’s, up-converters or down-converters, the amplitude and group delay responses shall (1) be re-measured on the affected chain.

Host Station personnel shall (2) notify Intelsat on occurrence of unplanned maintenance due to emergencies or unforeseen equipment malfunctions that affect Intelsat’s TTC&M operation.

Periodically, in accordance with schedules and procedures established by Intelsat, the CFE and/or component parts supporting TTC&M services shall (3) be re-calibrated and the test results provided to Intelsat.

4.7.4 Emergency Operations

In case of equipment failures, Intelsat may request host station personnel to replace equipment modules with available spares and ship defective/replacement modules to/from Intelsat.

In the event that a TTC&M service outage occurs due to the CFE, the Contractor shall (1) restore the CFE expeditiously. A subsequent report shall (2) be provided to Intelsat.

4.7.4.1 On-call Support

The Contractor shall (1) provide a primary and an alternate technical representative who are familiar with Intelsat TTC&M operations and are accessible 24 hours per day. A technical representative shall (2) verbally respond to an Intelsat request within 20 minutes and be able to be on-site if requested by Intelsat within 1 hour

4.7.5 Quality Management

The Contractor shall (1) deploy a quality management system to assure the quality of all system operations support services they provide. A system based on ISO 9001:2000 is preferred.

The Contractor shall (2) provide a description of their quality management system for system operations support services. The Contractor shall (3) provide a Quality Manual for operations support services and submit it to Intelsat not later than fourteen (14) months after EDC. A controlled copy of the Quality Manual shall (4) be readily available to Intelsat personnel at the Host Station after the service commencement date.

Intelsat Ground Network Upgrade	Exhibit B to
Statement of Work	INTEL-2392

4.8 OTHER SUPPORT SERVICES

4.8.1 Reporting Requirements

The Contractor shall (1) deliver periodic and/or event reports. Such reports shall (2) include as a minimum:

1.	Service outage/restoral reports

2.	Shipping/receiving reports.

3.	Failure/repair reports.

4.	Maintenance forecast.

5.	On-call rosters

6.	Inventory of spares

7.	Availability/Reliability reports.

These reports shall (3) be provided as required in IFE procedures.

4.8.1.1 Scheduled Downtime

Any planned downtime for scheduled maintenance affecting provision of service must be coordinated with, and have the approval of Intelsat. The request for downtime shall (1) be made in writing five (5) days prior to the time desired.

4.8.1.2 Emergency Downtime

Unplanned maintenance requirements that arise from unforeseen equipment malfunctions, accidents or problems must be minimized through equipment redundancy, switching, etc. When unplanned equipment problems force removal of the facilities from service, the Contractor personnel shall (1) notify Intelsat immediately.

4.8.2 Retirement of obsolete IFE

The Contractor shall (1) provide assistance to retire obsolete IFE in the country of the Contractor according to the local regulations.

4.9 Governmental permits and approval support

4.9.1 General

The Contractor shall (1) provide general assistance with the local governmental and

Intelsat Ground Network Upgrade	Exhibit B to
Statement of Work	INTEL-2392

regulatory agencies, using local experience to advise Intelsat of the most efficient ways of dealing with issues arising from these areas.

The Contractor shall (2) assist Intelsat or its authorized representative in identifying, obtaining bids from, negotiating with, and contracting with local national entities, as needed, to transport, install and test the system and equipment as described in this Statement of Work and for any follow-on additions, upgrades, or modifications needed to meet Intelsat’s requirements.

4.9.2 Operating Approvals

The Contractor shall (1) ensure that any required approval associated with the expansion of services provided including necessary license to operate at the frequencies as specified in paragraph 4.2 is obtained prior to the planned activation date. Two copies of each license shall (2) be delivered to Intelsat prior to SCD.

4.9.3 Import/Export Assistance

The Host Station Contractor shall (1) provide requisite assistance to Intelsat in obtaining, as required, import certificates, licenses, or other documentation to import and export IFEs including spares or replacement parts.

4.9.4 Construction Permits and Licenses

Any necessary permits or licenses required for construction in relation to the TTC&M system installation or subsequent modification shall(1) be the responsibility of the Contractor to obtain.

4.9.5 Visa and Work Permits

The Host Station Contractor shall (1) provide requisite assistance to Intelsat in obtaining, as required, visas, work permits, licenses, or other documentation to enable Intelsat or its authorized representatives to enter the host station country to perform installation, testing and maintenance activities.

4.10 Availability

The Host Station facilities shall (1) provide an overall yearly service availability of 99.95%, minimum. No single downtime event shall (2) be more than one (1) hour in duration. The Contractor shall (3) not be responsible for system downtime caused by:

1.	Unavailability or malfunction of the Intelsat satellite.

Intelsat Ground Network Upgrade	Exhibit B to
Statement of Work	INTEL-2392

2.	Unavailability or malfunction of the IFE beyond the reasonable control of the Contractor.

3.	Turn-off by the Contractor of any IFE upon detection of any hazardous condition in the Host Station.

4.	Unavailability due to down time required to install Intelsat directed changes and modifications.

5.	Unavailability due to sun outages.

Service availability for the Host Station facility is defined as:

tA — tU
Service Availability =
tA

where:

tA = time available in the period

tU = time the system was down in the period due to events the Contractor was responsible for

The Bidder shall (4) provide block diagrams and analysis, to demonstrate that the Host Station systems will meet the availability requirements.

4.11 Reliability

The Bidder shall (1) provide information regarding the predicted reliability and Mean Time Between Failures (MTBF) for the Host Station Systems.

A failure is defined as the occurrence of an unscheduled loss of services.

The Bidder shall (2) provide block diagrams and analysis to demonstrate that the Host Station systems will meet the predicted reliability and MTBF figures.

4.12 Documentation

Intelsat shall (1) have access to all data and information related to the TTC&M station design generated by the Contractor and Subcontractors. Specific items of information are to be produced and formally submitted to Intelsat by the Contractor.

The list of the deliverable documents is described in Annex 1, Contractor Documentation Requirements List (CDRL).

All documentation relating to the Contract shall (2) be stored in electronic format. The Contractor shall (3) deliver all Contractor-developed documentation in both

Intelsat Ground Network Upgrade	Exhibit B to
Statement of Work	INTEL-2392

hardcopy and electronic disk form using MS Word 6, or latest version. As far as possible, drawings should be submitted in AutoCAD format V11 or higher.

Notwithstanding the submitter requirements in the CDRL, the Contractor shall (4) update each document as and when program status and changes necessitate this, in order to maintain a current, accurate base. Such updates, which may be in the form of re-issue sheets, shall (5) be submitted to Customer at the time they are generated.

Where the CDRL calls for submissions more than once, there will be a complete re-issue of the document at the indicated milestone; if there have been revisions to it in the intervening period.

The documentation shall (6) be modified to incorporate any changes made to the facility up to the Acceptance.

All deliverable documentation shall (7) be written in the English language.

4.13	Training

Training will be provided by Intelsat at the conclusion of on-site testing at the TTC&M station site.

Instructors shall (2) be engineer’s expert in Earth Station domains with advanced hardware and software knowledge. They shall (3) have a good command of technical English.

At the completion of training, station staff should be able to:

•	Operate the TTC&M station.

•	Maintain the stations in a reliable operating mode with configuration management.

•	Be prepared for equipment anomaly with contingency management.

•	Know the system theory required to operate, administrate and configure the system.

Specifically, the training should enable the staff to demonstrate a thorough understanding of the theory underlying the design of the system, as well as the procedures associated with operation and maintenance.

Training material and supporting documentation shall (5) be provided in the English language. Training manuals shall reference the O&M manuals. Documents shall (6) be printed in a standard format on 8-1/2 by 11-inch paper. A single-sided master, five

Intelsat Ground Network Upgrade	Exhibit B to
Statement of Work	INTEL-2392

hard copies and one electronic copy (in Office 97 or compatible versions) of each document shall (7) be delivered to Intelsat.

Training at each facility shall (8) include formal (classroom) sessions and hands-on training.

4.14	Customer Undertakings

Without relieving the Contractor’s responsibility for the TTC&M station and the performance of required support activities, Intelsat will provide the following:

1.	Access to the earth station site and Intelsat headquarters facilities, if necessary, for integration, installation, and testing of the new TTC&M station.

2.	Access to the earth station GUIs of the Intelsat Device Network Management (DNM) and Events and Alarms Subsystem (EAS) for installation and tests demonstrating availability of remote control and monitoring capabilities via LAN.

3.	Use of Intelsat’s Wide Area Network (WAN) that connects the earth stations to Headquarters if required.

4.	Access to any available data necessary to the implementation of the deliveries.

5.	Access to Intelsat satellites, if necessary, for Antennas and TTC&M network system tests.

6.	IFE training.

7.	Satellite Capacity for VSat and/or Communication Circuit will be provided by Intelsat.

4.15	Establishment of 2 diversified full duplex, communications carriers dedicated to the TTC&M services and associated management services

4.15.1	Main circuit:

The contractor shall provide and establish one full 512 Kbps full duplex data & voice circuit between the Host Station and Intelsat Washington DC.This circuit shall make use of existing bandwidth between Intelsat Washington D.C. Offices and Telkom SA. Contractor shall not be responsible for the costs of this existing Bandwidth.

4.15.2	Alternate circuit:

The contractor shall provide and establish a full 512Kbps or 1.544 Mbps (with Vsat option) full duplex data circuit between the Host Station and Intelsat Washington DC.

The contractor shall provide and establish a voice circuit between the Host Station

Intelsat Ground Network Upgrade	Exhibit B to
Statement of Work	INTEL-2392

and Intelsat Washington DC

4.16	Test Equipment

The contractor will make available some test equipment required for antenna installation and maintenance as follows:

****************************

****************************

5.	PROJECT MANAGEMENT REQUIREMENTS

5.1	Introduction

This section defines the specific services to be performed by the Contractor in the management of the project, the interfaces between the Contractor and Intelsat, and the management information to be provided by the Contractor to permit Intelsat’s evaluation of project progress, including milestone payment status, schedule, and performance.

The Contractor’s management of the project shall be in accordance with the requirements defined herein. The detailed management of the project shall be in accordance with a Project Management Plan to be developed by the Contractor in compliance with these requirements and submitted to Intelsat for review and approval.

The Contractor’s management organization shall ensure that the personnel, material, equipment, services, and facilities required to satisfy the requirements of this project are made available in a timely manner. In addition, the Contractor shall have a project evaluation and control system that provides all information needed to manage the project satisfactorily, including as a minimum milestone status, schedule, planning, work breakdown structure, work packages and technical data. In case of use of subcontractors, the Contractor shall request to the subcontractor to setup a similar project management structure. The Contractor shall monitor and report to Intelsat the subcontractor progress. The Contractor shall notify Intelsat before any change in key team personnel assigned to the project.

5.2	Project Management

5.2.1	Management Plan

Intelsat Ground Network Upgrade	Exhibit B to
Statement of Work	INTEL-2392

The Project Management Plan (PMP) shall describe the system and procedures employed by the Contractor to manage, plan, and control the project.

5.2.2	Product Assurance/Quality Assurance Plan

The Contractor shall provide items that are of the required quality and shall at no time knowingly release non-conformance items.

The Contractor shall at all times be responsible for the quality assurance of all goods (hardware, and documentation) supplied on the Contract, and all processes necessary to produce these goods.

The Contractor shall operate an effective system of quality assurance capable of ensuring and demonstrating that the goods conform to the required quality.

5.2.3	Management Organization

The Contractor shall establish a Program Management Organization (PMO) for the program to manage, coordinate, and control all program activities, including those of the Subcontractors (if required) and suppliers. The PMO shall include, as a minimum:

•	Project Manager: This individual shall be assigned to the program from the initial contract phase through completion of the contract, and shall be responsible for the execution of the Contractor’s tasks as defined in the contract.

•	A Systems Engineer shall be responsible for delivering a product compliant with the applicable technical requirements. He manages the whole technical process from earth station design to final acceptance.

•	Contracts Officer: This individual shall be responsible for coordinating contract negotiations and modifications thereto on behalf of the Contractor.

5.3	Schedule and Phases

5.3.1	Milestones

The Milestones for the Project are listed in table 1 below.

Table 1- Milestone Schedule and Events

Intelsat Ground Network Upgrade	Exhibit B to
Statement of Work	INTEL-2392

		Months from	Target Completion
Phase	Milestone	EDC	Date

Host Station Implementation Phase	Effective Date of Contract (EDC)	0	March 2003
	Project Plan & Schedule	0.3
	Site Surveys	0.3
	Site preparation	0.5
	Design review	0.5
	Start of buildings upgrade	1
	Ready-for-Installation of IFE	3
	Shipment of IFE	4
	Install & integrate IFE	5-6
	Final Program Review Meeting	6
	Start Pre-Operational Phase	6.
	Service Commencement Date (SCD)	7
Operations & Maintenance Phase		7
	Contract renewal if option is exercised by Intelsat	5 years after SCD	2007

5.4	Civil Engineering Activities

The Contractor shall (1) perform the following tasks as necessary for the preparation of the earth station land:

•	Determination of natural existing and/or potential hazards such as water runoff, excessive solar radiation, sand/dust shielding required, etc.

•	Necessary permits for conducting the work.

•	A plan for the effective management and control of the hazards found

•	Survey, using precision GPS receivers, to determine the location of the center of each antenna provided.

•	Final Local horizon profile for each antenna which shall be prepared by Contractor.

5.5	IFE INTEGRATION AND TEST

The IFE integration and Test activity covers all activities to install and integrate Intelsat Furnished Equipment (IFE) with the Host Station facilities. This includes verification test activities to test and integrate the TTC&M facilities and the IFE.

Intelsat Ground Network Upgrade	Exhibit B to
Statement of Work	INTEL-2392

This activity begins after the Contractor declares they are ready for installation of IFE and ends with the declaration of SCD by Intelsat.

5.6	Testing Activities

The Contractor shall (1) demonstrate to Intelsat compliance with all performance requirements of the Host Facility.

5.7	Acceptance

5.7.1	Preliminary Acceptance

Preliminary site acceptance will be granted upon:

•	Review and approval by Intelsat of the on-site acceptance test reports, which shall (1) demonstrate compliance with all the requirements of the SOW and Annexes, plus verify all system aspects, including operational status and performance.

•	Submission to, and approval by, Intelsat of all the subsystem/system “red-lined as built” drawings and documentation, as listed in the Documentation section of this SOW. Provisional acceptance is a formal acknowledgement by Intelsat that the earth station system has demonstrated compliance with specified contractual requirements except for closure of issues. Notification of provisional acceptance shall (2) be granted after receipt and approval by Intelsat of all the applicable documents identified herein.

Intelsat shall (3) have the right to use the station after preliminary acceptance testing, during which time operational “punch list” or outstanding items will be identified.

5.7.2	Final Acceptance

At the Final Acceptance scheduled date, the Contractor shall (1) have provided:

•	A Host Facility that fulfils all the requirements of this Contract with no open issues.

•	All the documentation required by this Contract according to CDRL (Annex 1).

•	Training as applicable for Host Facility.

•	Spare parts.

The Final Acceptance Review shall be held following the On-Site Test activity.

Final system acceptance is a formal acknowledgement that the Host Facility has demonstrated compliance with specified contractual requirements. Notification of final

Intelsat Ground Network Upgrade	Exhibit B to
Statement of Work	INTEL-2392

system acceptance shall be granted after receipt by Intelsat of all applicable documents and closure of all open operational “punch list items.

5.8	SERVICE COMMENCEMENT DATE

The SCD, defined as the date on which the TTC&M is ready for service, shall (1) occur when TTC&M installation, testing, and integration into Host Station has been completed by Intelsat.

5.9	Audit/Inspection

In addition to formal contact and communication between the respective Project Managers, and Contracts Officers, there shall (1) be cooperative free and unimpeded informal contact and communication between Intelsat personnel and their counterparts in the Contractor’s and Subcontractors’ organizations to expedite satisfactory completion of the work.

All technical facilities, data, and information used by the Contractor and Subcontractors for the program shall (2) be open to audit, inspection and evaluation by Intelsat representative’s at all reasonable times.

Intelsat shall (3) have the right to have representatives in the Contractor’s facilities to monitor the day-to-day work on the project. The representatives shall (4) have access to all program-related technical activities, including participating in meetings and reviews, observing of testing of hardware/software at the unit, subsystem and system levels, and participating in Review meetings.

5.10	Installation

The Contractor is responsible to provide all required personnel and support equipment needed for installation and test of the Host Facility.

The Contractor is responsible for the readiness of the site for the installation. The Contractor will receive and store the equipment upon arrival on site.

5.11	Documentation Management

The Contractor shall (1) establish and maintain documentation and records control system in order to:

•	Maintain a comprehensive up-to-date library of all significant project related data.

•	Ensure that contractually required documentation is submitted as and when required by the Contract.

Intelsat Ground Network Upgrade	Exhibit B to
Statement of Work	INTEL-2392

•	Provide a reference library service for the retrieval of any type of project-related information upon request.

6.	GLOSSARY OF TERMS

ADxx	Applicable Document number xx
BB	Baseband
CAT	Category
CCN	Contract Change Notice
CDR	Critical Design Review
CDRL	Contract Document Requirement List
CCA	Co-located Communication Antenna
CFPA	C-band Full Performance Antenna
CLMA	C-band LMA
CM	Configuration Management
CSM	Communication System Monitoring
CWBS	Contract Work Breakdown Structure
DNM	Device Network Management
EAS	Events and Alarms Subsystem
EDC	Effective Date of Contract
EIRP	Effective Isotropic Radiated Power
FAR	Final Acceptance Review
FDC	Flight Dynamics and Commanding
FPA	Full Performance Antenna
FGN	Future Ground Network
GCS	Ground Control Segment
GPS	Global Positioning System
GSO	Geo Synchronous Orbit
G/T	Gain over noise Temperature
HPA	High Power Amplifier
HQ	Headquarters
ICD	Interface Control Document
IOC	Intelsat Operations Center
IOD	In Orbit Delivery
IOT	In Orbit Testing
ISDN	Integrated Service Data Network
ITAF	Intelsat Technical Annex Facility
KFPA	Ku-band Full Performance Antenna
KLMA	Ku-band Limited Motion Antenna
KPA	Klystron Power Amplifier
LAN	Local Area Network

Intelsat Ground Network Upgrade	Exhibit B to
Statement of Work	INTEL-2392

LEOP	Launch and Early Orbit Phase
LMA	Limited Motion Antenna
LNA	Low Noise Amplifier
M&C	Monitoring and Control
M-LMA	Motion Limited Antenna
N/A	Not Applicable
O&M	Operation & Maintenance
OST	On Site Test
PA	Product Assurance
PAR	Preliminary Acceptance Review
PDR	Preliminary Design Review
PMO	Project Management Organization
PMP	Project Management Plan
QA	Quality Assurance
QTY	Quantity
RC	Remote Command
RDxx	Referenced Document number xx
RDW	Request for Deviation or Waiver
RF	Radio Frequency
RFD	Request for Deviation
RFW	Request For Waiver
RM	Remote Monitoring
SCA	Satellite Communication Antenna
SCC	Satellite Control Center
SM	Schedule Manager
SOW	Statement Of Work
SPAR	Subsystem Preliminary Acceptance Review
TBD	To Be Defined
TC	Telecommand
TCP/IP	Transfer Communication Protocol/Internet Protocol
TDMA	Time Division Multiple Access
TLS	Transmitter Locator System
TLT	Test Loop Translator
TM	Telemetry
TRMS	TDMA Reference and Monitoring Station
TTC&R	Telemetry, Tracking, Command and Range
TTC&M	Telemetry, Tracking , Command, Range & Monitoring
WAN	Wide Area Network
WBS	Work Breakdown Structure

Intelsat Ground Network Upgrade	Exhibit B to
Statement of Work	INTEL-2392

ANNEX 1: CONTRACT DOCUMENTS REQUIREMENTS LIST (CDRL)

Unless directed otherwise, five copies of each CDRL item shall (1) be provided by the submittal date listed.

Legend for the table:
A:	Approval
R:	Review
I:	Information

Intelsat Ground Network Upgrade	Exhibit B to
Statement of Work	INTEL-2392

SOW
Ref	ITEM DESCRIPTION	CAT	SUBMITTAL DATE

5	Management Documents
	Project Management Plan	A	PDR
	Product Assurance/Quality Assurance Plan	A	EDC / PDR
	Configuration Management Plan	A	EDC / PDR
	Monthly reports including Project Control schedules	R	Monthly
	Configuration Item Data List	R	CDR
	Contract Change Notice (CCN)	A	as required
	Request for Deviation/Waiver (RDW)	A	as required
5.3.2	Engineering Documents
	Design Specification	A	PDR/CDR
System specifications
Subsystems specifications
	Architecture design document	A	PDR/CDR
	analysis document:	R	PDR/CDR
Reliability/availability
Electrical power budget
	Infrastructure layout	R	PDR/CDR
	External Interface Document	A	PDR/CDR
5.3.5	Validation Documents
	Host Facility Integration and Test Plan with Performance compliance Matrix	A	CDR
	Host Facility Integration & Tests Report	A	PAR/FAR
5.3.6.2	Acceptance Documents
	End Item Data Package	A	Final Acceptance Review

Intelsat Ground Network Upgrade	Exhibit B to
Statement of Work	INTEL-2392

ANNEX 2: SKILL SETS FOR OPERATIONS AND MAINTENANCE LOCAL HIRED STAFF

All staff to have high level command of the English language.

Junior Technician

•	Prepared to work 24x7 (8 or 12 hour shifts, weekends and public holidays)

•	4 years minimum work experience in electronics or communications field

•	Minimum high school certificate, year 12 completed

•	Trade certificate (or equivalent military) in electronic communications equipment operation and/or repair.

•	Will make basic system checks as defined by a check list

•	Trained to perform level one basic system level troubleshooting

•	Respond to equipment alarms as needed (including facilities alarms)

•	Basic configuration of systems and antenna movement as required

•	PC skills and relevant software packages

•	Process electronic mail. Read, file, distribute and respond to as needed

•	Produce event reports as needed

•	Maintain a site log of activities that occur on the shift

•	Trained to perform spacecraft manual commanding

•	Trained to interpret basic spacecraft local site telemetry displays

•	Must NOT interfere with equipment unless directed to do so my Intelsat HQ or maintenance or higher staff

•	Support launch activities

Senior Technician

•	Prepared to work occasional shift work and as such meet minimum requirements as required by shift staff

•	6 years minimum work experience in repairing and maintaining electronic communications equipment, Able to repair to component level

•	Completed high school, diploma in electronic engineering minimum

•	Knowledge of other engineering disciplines such as mechanical (antenna drive systems, HVAC), electrical (antenna control systems, UPS and HVAC) and civil (concrete pads and basic building maintenance)

•	Know safety standards (OSHA)

•	Install and commission new systems and services

•	Produce and revise maintenance schedule

•	Manage external vendors and contractors required to maintain, calibrate and repair equipment

•	Knowledge of logistics

•	Maintain inventory assets and non assets

•	Prepared to act in the position of the operations and maintenance supervisor

•	Prepared to provide training courses to a wide variety of audiences

Intelsat Ground Network Upgrade	Exhibit B to
Statement of Work	INTEL-2392

•	Prepared to travel as needed

Operations and Maintenance Supervisor

•	Prepared to work occasional shift work and as such meet minimum requirements as required by shift staff

•	Support maintenance staff

•	Support and act in position of station manager

•	8 years minimum work experience in repairing and maintaining electronic communications equipment, Able to repair to component level

•	Completed high school, diploma in electronic engineering minimum

•	Knowledge of other engineering disciplines such as mechanical (antenna drive systems, HVAC), electrical (antenna control systems, UPS and HVAC) and civil (concrete pads and basic building maintenance)

•	Know safety standards (OSHA)

•	Know employment law

•	Prepare shift schedules and rosters

•	Review maintenance schedules

•	Manage external vendors and contractors required to maintain, calibrate and repair equipment

•	In depth knowledge of logistics

•	Review inventory assets and non assets

•	Prepared to support the position of the operations and maintenance supervisor

•	Prepared to provide training courses to a wide variety of audiences

•	Respond to staff issues as needed

•	Knowledge of workers unions and societies

•	Prepared to travel as needed

•	Participate in staff reviews and interviews

•	Assist in budget review

•	Communicate (and support) closely with Intelsat HQ and other site supervisors as needed

Station Manager

•	10 years minimum work experience in repairing and maintaining electronic communications equipment.

•	Completed high school, diploma in electronic engineering minimum

•	Knowledge of other engineering disciplines such as mechanical (antenna drive systems, HVAC), electrical (antenna control systems, UPS and HVAC) and civil (concrete pads and basic building maintenance)

•	Know safety standards

•	Know employment law

•	Approve shift schedules and rosters

•	Approve maintenance schedules

•	Manage station budget

•	Manage external vendors and contractors contracts

•	In depth knowledge of logistics

•	Prepared to support the position of the operations and maintenance supervisor

•	Respond to, and identify training courses required by staff

•	Respond to staff issues

Intelsat Ground Network Upgrade	Exhibit B to
Statement of Work	INTEL-2392

•	Knowledge of workers unions and societies

•	Prepared to travel as needed

•	Approve staff reviews and interviews

•	Provide sales and marketing support for area/region as needed

•	Knowledge of ITAR

•	Prepare and execute any FCC / licensing requirements for site operation

•	Ensure timely payment of site expenses

•	Business management knowledge an advantage

•	Communicate closely with Intelsat HQ and other site managers as needed.

10 July 2003

CSIR
Hartebeesthoek, Guateng
South Africa

Attn:	Mr. Roy Blatch
Contract:	INTEL-2392,“Additional Host Station Facilities and Services (TTC&M)”
Subject:	Letter Amendment No. 3

Dear Mr. Blatch:

     This Letter Amendment No. 3 is hereby issued to exercise Intelsat’s option to purchase furniture for the Operation Room as per paragraph H of Article 3, Charges, and increase the not-to-exceed amount of this option to ********.

     Therefore, this Contract is hereby amended as follows:

     1.     In Article 3, Charges, paragraph A, DELETE the text ******** REPLACE it with ********.

     2.     In Article 3,Charges, paragraph H, DELETE the text in its entirety and REPLACE with the following:

“Contractor shall provide furniture for the Operation Room including electrical distribution, related labor, and installation as authorized by Intelsat. ********.

     Except as expressly provided in writing, the terms and conditions of Contract INTEL-2392 shall remain unchanged and in full force and effect.

     Please acknowledge receipt and acceptance of this Letter Amendment No. 3 to Contract INTEL-2392, by signing and returning one copy of this letter to Ms. Isa Adams, Box 25, Intelsat.

Sincerely,

/s/ Robert Mullholland Jr.
for Isa Adams
Senior Contracts Officer
Contracts Department

Acknowledged and accepted by:

Signature:	/s/ Roy Blatch

Typed Name:	Roy Blatch
Date:	11 July 2003

17 July 2003

CSIR
(VIA FAX +27 12 334-5001)
Hartebeesthoek, Guateng
South Africa

Attn:	Mr. Roy Blatch
Contract:	INTEL-2392, “Additional Host Station Facilities and Services (TTC&M)”
Subject:	Letter Amendment No. 4

Dear Mr. Blatch:

This Letter Amendment No. 4 confirms Intelsat’s exercise on 15 July 2003 of the option for the VSAT in Article 4 of the Contract as agreed to in Intelsat’s e-mails of 15 July 2003 5:17 PM and 17 July 2003 11:06 AM.

Therefore, this Contract is hereby amended as follows:

1.	In Article 3, Charges, paragraph A, DELETE the text ******** and REPLACE it ***** ********.

2.	In Article 4, Deliverable Items , paragraph B, DELETE the text in its entirety and REPLACE it with the following:

“B. Optional Deliverable Item: Intelsat may at its sole discretion exercise the option to purchase a VSAT Terminal as described in paragraph 3.3.1 of Exhibit B within the period of one year from the Effective Date of Amendment No. 2 of this Contract. The non-recurring cost for this option shall be ******** and the recurring cost shall be ******** per year. In the event the option is exercised and CSIR is unable to obtain a license to operate the VSAT, Intelsat shall only be liable to pay ******** the VSAT if the VSAT is to be relocated. Milestone payments for this option are: ********.

3.	In Exhibit B, Statement of Work, Table 1, VSAT Equipment List, REPLACE the text “40W SSPA” with “60W SSPA”.

     Except as expressly provided in writing, the terms and conditions of Contract INTEL-2392 shall remain unchanged and in full force and effect.

     Please acknowledge receipt and acceptance of this Letter Amendment No. 4 to Contract INTEL-2392, by signing and returning one copy of this letter to Ms. Isa Adams, Box 25, Intelsat.

Sincerely,
/s/ Robert Mullholland Jr.
for Isa Adams
Senior Contracts Officer
Contracts Department

Acknowledged and accepted by:

Signature:	/s/ Roy Blatch

Typed Name:	Roy Blatch

Date:	18 July 2003